UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Amendment No. 1

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Amendment No. 1 to Schedule 14A is filed solely to correct a clerical error in the Definitive Proxy Statement filed by Teradata Corporation (the "Company") with the U.S. Securities and Exchange Commission on March 6, 2018 (the "Proxy Statement"). After filing the Proxy Statement, the Company discovered that, on page 61 of the Proxy Statement under the heading "CEO Pay Ratio Disclosure", the Company had inadvertently stated that the estimated median of the total annual compensation of all of the Company's employees, excluding the CEO, was $69,402 rather than the correct $77,565 (which was calculated in the manner described in that section). The Company correctly reported that it estimated the ratio of the annual total compensation of its CEO to the median of the annual total compensation of all other employees to be 137 to 1. No other changes are being made in the Proxy Statement.

Notice of 2018 Annual Meeting and 2018 Proxy Statement

MESSAGE TO STOCKHOLDERS

March 6, 2018

Dear Fellow Stockholder:

I am pleased to invite you to attend Teradata Corporation’s 2018 Annual Meeting of Stockholders on April 17, 2018. The meeting will begin promptly at 8:00 a.m. local time at the Hotel Nikko San Francisco, 222 Mason Street, San Francisco, California 94102.

This proxy statement, which includes a notice of the 2018 annual meeting, tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives information about director candidates and general compensation and corporate governance matters.

We made significant progress in transforming our business in 2017. Our success was propelled by our outstanding technology and consulting offerings, our skilled and committed workforce, and our winning strategy of delivering high-impact business outcomes. During the year, we completed several organizational changes designed to improve our market positioning, including the consolidation of our sales and analytics consulting businesses to support our go-to-market strategy that is focused on the 500 companies with the world’s largest analytical opportunities, and restructuring our research and development around strategic offerings, products and innovation for our future. Our entire team is driving increased usage of our core database software and growth of subscription-based license revenue, which will lead to a more predictable, recurring revenue stream. We introduced Teradata Everywhere™, bringing together our expanded offerings for analytics across cloud and on-premises with flexible pricing and subscription licensing options that help companies de-risk their decisions in analytics, allowing them to move forward with confidence knowing their investments are protected. Additionally, we have created a high-performing culture with an infusion of new talent to add to our highly experienced people and bring new perspectives. We now have both the confidence and momentum to continue our transformation and return Teradata to profitable revenue growth and long-term stockholder value.

In addition, stockholder engagement remains an integral part of Teradata’s business practices, and we greatly value the input we receive from our investors. We are in frequent communication with stockholders on key business matters, including strategic direction, corporate governance practices and executive compensation. Moreover, we have designed and made changes to our executive compensation program in a way that addresses the feedback provided through our stockholder outreach efforts. These changes further connect pay and performance and enhance the alignment of our executive compensation program with your long-term interests.

Our Board of Directors continues to be actively involved in establishing the strategic direction of the company. The board remains committed to ensuring that it includes a highly qualified and diverse group of directors who are well-equipped to oversee the success of Teradata’s business and effectively represent your interests. We encourage you to review the qualifications, skills and experience that each of our directors contributes to our Board of Directors as described beginning on page 4 of this proxy statement.

Victor Lund, Teradata’s President and Chief Executive Officer, and I look forward to seeing you at the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. In addition, you are welcome to share your thoughts or concerns with us on any topic. Communications can be addressed to directors in care of the Corporate Secretary, Laura Nyquist, at 10000 Innovation Drive, Dayton, Ohio 45342 or by email at the address listed above.

Every vote is important. Whether or not you plan to attend the annual meeting, I urge you to authorize your proxy as soon as possible so that your stock may be represented at the meeting.

We value your support and thank you for your commitment to Teradata.

Sincerely,

James M. Ringler

Chairman of the Board

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TIME 8:00 a.m. local time	DATE Tuesday, April 17, 2018	PLACE Hotel Nikko San Francisco 222 Mason Street San Francisco, CA 94102

Purpose

•	Elect Ms. Bacus and Messrs. Chou, Ringler and Schwarz to serve as Class II directors for three-year terms expiring at the 2021 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified;

•	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote);

•	Consider and vote upon the approval of the amended and restated Teradata Employee Stock Purchase Plan;

•	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2018; and

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting by or at the direction of the Board of Directors.

Other Important Information

•	Record holders of Teradata common stock at the close of business on February 20, 2018, may vote at the meeting.

•	Your shares cannot be voted unless they are represented by proxy or in person by the record holder at the meeting. Even if you plan to attend the meeting, please submit a proxy to ensure that your shares are represented at the meeting.

Internet Availability

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders to be held on April 17, 2018: This notice of the 2018 annual meeting of stockholders and proxy statement, our 2017 annual report, and form of proxy and voting instruction card are available at https://www.proxyvote.com.

By order of the Board of Directors,

Laura Nyquist

General Counsel and Secretary

March 6, 2018

i

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement that is being provided to you by Teradata Corporation (“Teradata,” the “Company,” “we,” or “us”) in connection with its 2018 annual meeting of stockholders. This summary is not a complete description, and you should read the entire proxy statement carefully before voting.

This proxy statement contains important information about the 2018 annual meeting of stockholders, as well as information regarding the voting process, director elections, our corporate governance programs, and executive and director compensation, among other things. We are furnishing this proxy statement together with our 2017 annual report and form of proxy and voting instruction card (“proxy card”). Proxy materials for the 2018 annual meeting of stockholders are being made available in printed form on or about March 9, 2018, and they will be available online on or about March 12, 2018. On behalf of the Teradata Board of Directors, we are requesting your proxy for the 2018 annual meeting of stockholders and any adjournments or postponements that follow.

Voting Methods – Your Vote is Important!

Even if you plan to attend the 2018 annual meeting of stockholders in person, we urge you to vote in advance of the meeting using one of these advance voting methods.

By Internet: www.proxyvote.com	By Phone: 1-800-690-6903	By Mail: 51 Mercedes Way Edgewood, NY 11717

2018 Annual Meeting Information

Meeting Date:	April 17, 2018

Meeting Place:	Hotel Nikko San Francisco 222 Mason Street San Francisco, California 94102

Record Date:	February 20, 2018

Meeting Time:	8:00 a.m. (Pacific)

Voting:	All common stockholders of record as of February 20, 2018 may vote. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Admission:	You will need an admission ticket or proof of ownership of Teradata common stock, as well as a form of personal photo identification, to be admitted to the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. Please refer to page 78 of this proxy statement under “Other General Information” for more information about attending the meeting.

1

Meeting Agenda

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Elect Ms. Bacus and Messrs. Chou, Ringler and Schwarz to serve as Class II directors for three-year terms expiring at the 2021 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified	FOR each nominee	4
Proposal 2	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote)	FOR	62
Proposal 3	Consider and vote upon the approval of the amended and restated Teradata Employee Stock Purchase Plan	FOR	64
Proposal 4	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2018	FOR	68

2017 Financial Highlights vs. Prior Year

41.6% TOTAL STOCKHOLDER RETURN (TSR)	49% RECURRING REVENUE AS A % OF TOTAL REVENUE	13% ANNUAL RECURRING REVENUE (ARR)

Board of Directors

NAME	CLASS	AGE	POSITION
James M. Ringler*	II	72	Chairman
Lisa R. Bacus*	II	53	Director
Timothy C.K. Chou*	II	63	Director
John G. Schwarz*	II	67	Director
Daniel R. Fishback	I	56	Director
David E. Kepler	I	65	Director
William S. Stavropoulos	I	78	Director
Cary T. Fu	III	69	Director
Michael P. Gianoni	III	57	Director
Victor L. Lund	III	70	President and Chief Executive Officer

* Nominees for election

2	2018 PROXY STATEMENT

Board and Governance Highlights

Teradata has adopted many leading governance practices that establish strong independent leadership in our boardroom and provide our stockholders with meaningful rights, including:

all directors (other than CEO) and all audit, compensation and governance committee members are independent strategy set and overseen by board
separate CEO and board chair roles
highly qualified and diverse board with extensive executive experience at global, public companies and knowledge of software and technology industries active board oversight of risk and operational plans
ongoing board refreshment (4 new directors in the past 3 years)
regular executive sessions of independent directors at board and committee meetings independent compensation consultant engaged to advise on compensation of our executives and directors ongoing stockholder engagement that results in impactful changes to executive compensation and corporate governance programs at the Company robust stock ownership requirements for directors and executive officers and prohibitions on hedging and pledging stock compensation clawback and harmful activity policies

3

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

The Board of Directors is currently divided into three classes. Directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. As of the 2018 annual meeting, the terms for the directors in Classes I, II and III of the Board of Directors expire in 2020, 2018 and 2019, respectively.

Ms. Bacus and Messrs. Chou, Ringler and Schwarz currently are Class II directors whose terms are expiring at the 2018 annual meeting. For the reasons described below, each of the Class II directors has been nominated by the board for re-election through the 2021 annual meeting of stockholders and until his or her successor is elected and qualified.

Proxies solicited by the board will be voted for the election of the nominees, unless you instruct otherwise on your proxy. Each of the nominees is willing to serve if elected. The board has no reason to believe that these nominees will be unable to serve. However, if one of them should become unavailable, the board may further reduce the size of the board or designate a substitute nominee. If the board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR the election of each of the Class II nominees as a director.

Election of each nominee requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such election. If a nominee does not receive a majority vote, he or she is required to tender his or her resignation for consideration by the disinterested members of the Board of Directors in accordance with our Corporate Governance Guidelines as described on page 12 of this proxy statement. Proxies solicited by the Board of Directors will be voted FOR each nominee, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

Director Qualifications

Our Board of Directors currently consists of ten members who we believe are extremely well-qualified to serve on the board and represent our stockholders’ best interests. As described on page 15 of this proxy statement under the caption “Selection of Nominees for Directors,” the board and its Committee on Directors and Governance (the “Governance Committee”) select nominees with a view to establishing a Board of Directors that is comprised of members who:

•	have extensive business leadership experience,

•	bring diverse perspectives to the board,

•	are independent and collegial,

•	have high ethical standards as well as sound business judgment and acumen, and

•	understand and are willing to make the time commitment necessary for the board to effectively fulfill its responsibilities.

Key Qualifications and Attributes

4	2018 PROXY STATEMENT

Election of Directors

We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors. Moreover, they provide our board with a diverse complement of specific business skills, experience and perspectives, including: extensive financial and accounting expertise, public-company board experience, knowledge of the technology and software industries and of Teradata’s business, experience with companies with a global presence and with growth and/or transformation strategies, and extensive operational and strategic planning experience. In addition, the board believes that each of the director nominees and other directors has demonstrated outstanding achievement in his or her professional career, the willingness to participate actively in board activities and share policy-making and strategic thinking experiences, an ability to articulate independent perspectives, make analytical inquiries and take tough positions that challenge management, and a high degree of personal and professional integrity.

The following describes the key qualifications, business skills, experience and perspectives that each of our directors brings to the Board of Directors, in addition to the general qualifications and attributes described above and information included in the biographical summaries provided below for each director. Based on all of these qualifications and attributes, we believe that the directors and nominees have the appropriate set of skills to serve as members of the board.

2018 Director Nominees

Class II Nominees — Current Terms Expiring in 2018:

JAMES M. RINGLER	Chairman of Teradata Corporation	Director since: 2007

Key Qualifications and Attributes:

• Experience as the chief executive officer and chairman of the board of publicly-held, global companies

• Extensive experience on public company boards

• Excellent operational and leadership skills and business acumen

• An in-depth knowledge of the Company’s business, strategy and management team

Biography:

Mr. Ringler, age 72, was named Chairman of the Board of Teradata in September 2007. He previously served as Chairman of the Board of NCR Corporation from July 2005 to September 2007, and served as NCR’s President and Interim Chief Executive Officer for approximately 6 months in 2005. He served as Vice Chairman of Illinois Tool Works Inc., a multi-billion dollar diversified manufacturer of highly engineered components and industrial systems, from 1999 until he retired in 2004. Prior to joining Illinois Tool Works, from 1997 to 1999, Mr. Ringler was Chairman of Premark International, Inc. He also served as Premark’s Chief Executive Officer from 1995 to 1999 when it merged with Illinois Tool Works. Mr. Ringler serves as a director of Autoliv, Inc., DowDuPont, Inc., TechnipFMC plc, and John Bean Technologies Corporation and served on the board of Ingredion Incorporated from 2002 until May 2014. He joined our board in September 2007.

5

Election of Directors

LISA R. BACUS	Executive Vice President and Global Chief Marketing and Customer Officer for Cigna Corporation	Director since: 2015

Key Qualifications and Attributes:

• Deep marketing expertise with focus on strategic planning and data analytics, in-depth knowledge of communication and marketing strategies and customer service operations

• Experience as senior executive of large global companies

• Diverse perspectives given gender and Hispanic heritage

Biography:

Ms. Bacus, age 53, is the Executive Vice President, Global Chief Marketing and Customer Officer of Cigna Corporation, a global health care products and services company. Previously, from May 2013 until February 2017, Ms. Bacus was the Executive Vice President and Global Chief Marketing Officer. Prior to joining Cigna, Ms. Bacus was the Executive Vice President and Chief Marketer at American Family Insurance Group, a personal and commercial property and casualty insurance company, from February 2011 until May 2013, and its Vice President, Marketing, from 2008 to 2011. Before joining American Family Insurance, she held a number of marketing management positions with increasing responsibility at the Ford Motor Company from 1986 to 2008. She has served on the board of Shoutlet, Inc., a provider of enterprise social media management software, and currently serves on the board of another privately-held company and a number of non-profit boards. Ms. Bacus joined our board in January 2015.

TIMOTHY C.K. CHOU	Former President of Oracle On Demand, a division of Oracle Corporation	Director since: 2017

Key Qualifications and Attributes:

• Extensive experience with technology companies

• Recognized as an industry leader in cloud computing, having been featured in various publications including Forbes, Business Week, The Economist, and The New York Times as well as on CNBC and NPR

• Diverse perspective given Chinese heritage and experience teaching a course on cloud computing in China

Biography:

Mr. Chou, age 63, served as President of Oracle On Demand, a division of Oracle Corporation, a multi-billion dollar global provider of enterprise software and computer hardware products and services, from November 1999 until his retirement in January 2005. Prior to that, Mr. Chou served as Chief Operating Officer of Reasoning, Inc., an information technology services firm, and as Vice President, Server Products, of Oracle Corporation. Mr. Chou is a distinguished author and lecturer on cloud computing at Stanford University and Tsinghau University in Beijing, China, and he also serves on the board of directors of Blackbaud, Inc. He joined our board in January 2017.

6	2018 PROXY STATEMENT

Election of Directors

JOHN G. SCHWARZ	Founder and Chief Executive Officer of Visier Inc.	Director since: 2010

Key Qualifications and Attributes:

• Extensive experience within the software and technology industries, including as the chief executive officer and director of global, analytics technology companies

• Operational and strategic planning experience leading a business organization that experienced high growth through both acquisitions and organic growth strategies

• Broad global experience and perspective

Biography:

Mr. Schwarz, age 67, is the founder and Chief Executive Officer of Visier Inc., a business analytics software firm, a position he has held since April 2010. Previously, he served as Chief Executive Officer of SAP Business Objects, a unit of SAP AG, from 2008 to 2010, during which time he was a member of the executive board of SAP AG and also served on the board of directors of SAP Business Objects. From 2005 until its acquisition by SAP in 2008, he served as Chief Executive Officer of Business Objects S.A., a provider of business intelligence software and services. Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation, a provider of infrastructure security and storage management software, from 2001 to 2005. From 2000 to 2001, he served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the Internet. Prior to joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation with his last position being General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a director of Synopsys, Inc. and Avast Software, and served as a director of SuccessFactors, Inc. from 2010 to 2011. He is also a member of the Dalhousie University Advisory Board. He joined our board in September 2010.

Class I — Current Terms Expiring in 2020:

DANIEL R. FISHBACK	Former President and Chief Executive Officer of DemandTec, Inc.	Director since: 2017

Key Qualifications and Attributes:

• Experience as the chief executive officer of a global, publicly-traded company in the software-as-a service industry

• Strong leadership skills and a proven track record driving financial growth and product development

• Technology industry expertise

Biography:

Mr. Fishback, age 56, served as the President and Chief Executive Officer of DemandTec, Inc. from 2001 to 2013. DemandTec is a provider of a cloud-based collaborative optimization network for retailers and consumer products companies that was acquired by IBM in 2012. From 2000 to 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Prior to that, he held sales and executive leadership positions at Trading Dynamics Company and Hyperion Solutions Corporation. Mr. Fishback currently serves on the board of directors for several private technology companies and serves as advisor and consultant to a number of companies, focusing on the application of analytic solutions to solve complex business problems. He joined our board in January 2017.

7

Election of Directors

DAVID E. KEPLER	Retired Executive Vice President, Chief Sustainability Officer and Chief Information Officer of The Dow Chemical Company	Director since: 2007

Key Qualifications and Attributes:

• Experience as the chief information officer of a complex, global company with additional responsibility for corporate sustainability initiatives, risk management and business services operations

• Financial expertise

• Recognized leader in the area of cybersecurity

Biography:

Mr. Kepler, age 65, served as the Executive Vice President, Chief Sustainability Officer and Chief Information Officer (“CIO”) of The Dow Chemical Company (“Dow”) from 2008 until his retirement in December 2014. Mr. Kepler joined Dow in 1975. He was appointed Vice President and CIO of Dow in 1998 and Corporate Vice President in 2001. At Dow, Mr. Kepler assumed responsibility for Business Services in 2004, was appointed Senior Vice President in 2006, with added responsibilities for the company’s sustainability initiatives, and appointed Executive Vice President in February 2008. He also serves on the board of directors of TD Bank Group and Autoliv, Inc. Mr. Kepler serves as a trustee of the University of California Berkeley and as a board member of the Michigan Baseball Foundation and previously served on the U.S. National Infrastructure Advisory Council that advises the President on the protection of critical infrastructure and homeland security issues. He joined our board in November 2007.

WILLIAM S. STAVROPOULOS	Chairman Emeritus of the Board of Directors of The Dow Chemical Company	Director since: 2007

Key Qualifications and Attributes:

• Distinguished career with extensive public-company board experience

• Leadership experience as a former chief executive officer and chairman of a major, global company

• Substantial business and strategic acumen

• In-depth knowledge of the Company

Biography:

Mr. Stavropoulos, age 78, retired as Chairman of the Board of Dow on April 1, 2006. He had served in such capacity since November 2000. Mr. Stavropoulos was the President and Chief Executive Officer of Dow from 1995 to 2000 and was Chief Executive Officer from 2002 to November 2004. He is the lead director of Univar, Inc., a global distributor of commodity and specialty chemicals. In addition, he is on the advisory board for Metalmark Capital LLC, a private equity investment firm, is a trustee of the Fidelity Equity and High Income Funds, and is a director of Kissner Global Holdings, LP. He is the Chairman and CEO of the Michigan Baseball Foundation, serves as a trustee of the Rollin M. Gerstacker Foundation, and serves on the board of Artis–Naples. Mr. Stavropoulos served on the boards of Maersk Inc. from July 2002 to 2014 and Tyco International, Inc. from March 2007 until 2013 and as a special advisor to Clayton, Dubilier & Rice, Inc., from November 2006 until July 2017. Mr. Stavropoulos joined our board in September 2007.

8	2018 PROXY STATEMENT

Election of Directors

Class III – Current Terms Expiring in 2019:

CARY T. FU	Co-founder and retired Chairman and Chief Executive Officer of Benchmark Electronics, Inc.	Director since: 2008

Key Qualifications and Attributes:

• Experience as the chief executive officer and chairman of the board of a global, publicly-traded technology company

• Financial expertise and experience as a chief financial officer and certified public accountant

• Experience co-founding and leading a high-growth business organization

• Diverse perspectives given Taiwanese heritage and years of experience doing business in Asia

Biography:

Mr. Fu, age 69, is the co-founder of Benchmark Electronics, Inc. (“Benchmark”), a publicly-held electronics manufacturing services provider. He served as Chairman of the Board of Benchmark from 2009 until his retirement in December 2012 and had been a director of Benchmark since 1990. In 2011, Mr. Fu retired as Benchmark’s Chief Executive Officer, a position he had held since September 2004. Prior to becoming Chief Executive Officer of Benchmark, he served as its President and Chief Operating Officer from May 2001 to September 2004, Executive Vice President from 1992 to 2001, and Executive Vice President, Financial Administration, from 1990 to 1992. He also serves on the board of directors of Littelfuse, Inc., and is a certified public accountant. He joined our board in July 2008.

MICHAEL P. GIANONI	President and Chief Executive Officer of Blackbaud, Inc.	Director since: 2015

Key Qualifications and Attributes:

• Experience as the president and chief executive officer of a global, publicly-traded software-as-a-service company

• Strong operational and leadership skills and business acumen

• Proven track record driving financial performance improvement

• Deep software industry knowledge

Biography:

Mr. Gianoni, age 57, is the President and Chief Executive Officer of Blackbaud, Inc., a provider of software and services specifically designed for nonprofit organizations, a position he has held since joining the company in January 2014. Previously, Mr. Gianoni was the Executive Vice President and Group President, Financial Institutions, at Fiserv, Inc., a global technology provider serving the financial services industry, from January 2010 to December 2013. He joined Fiserv as President of its Investment Services division in 2007, where he was responsible for product, technology, sales, finance, operations, and strategy. From 2006 until its acquisition by Fiserv, Mr. Gianoni was Executive Vice President and General Manager of CheckFree Corporation, a leading provider of financial e-commerce solutions. Prior to that time, he held a number of senior management positions at DST Systems Inc., an information processing and software services company. Mr. Gianoni serves as a director of Blackbaud and joined our board in January 2015.

9

Election of Directors

VICTOR L. LUND	President and Chief Executive Officer of Teradata Corporation	Director since: 2007

Key Qualifications and Attributes:

• Service as the President and Chief Executive Officer of the Company with extensive knowledge of, and experience with, the software industry and the Company’s operations, strategy and financial position

• Significant financial expertise and business acumen

• Experience as the chief financial officer and chief executive officer of a large business with a high-growth model

• Extensive public-company board experience, particularly on audit committees

Biography:

Mr. Lund, age 70, is President and Chief Executive Officer of Teradata. Previously, he served as the non-executive Chairman of the Board of DemandTec from December 2006 until February 2012, and was a member of its board until 2012. Mr. Lund served as Chairman of the Board of American Stores Company from 1995 until its acquisition by Albertson’s, Inc. in June 1999, and as Chief Executive Officer of American Stores from 1992 until 1999. From 1999 until 2002, he served as Vice Chairman of Albertson’s. Prior to joining American Stores in 1977, Mr. Lund was a practicing certified public accountant. He also currently serves on the board of directors of Service Corporation International and has served on a number of publicly-traded company boards, including Del Monte Foods Company and Delta Airlines. He joined our board in September 2007.

No family relationship exists among any of the directors, nominees or executive officers. No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

10	2018 PROXY STATEMENT

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Corporate Governance

Our Board of Directors is elected by the stockholders to govern our business. The board selects the senior management team, who is charged with conducting our business, and acts as an advisor to senior management, monitors its performance, and approves its compensation. Our Board of Directors engages in active discussion and oversight of the Company’s business plans and strategy. It dedicates a two-day meeting each year as well as time at other regular meetings to cover strategic planning and monitoring. As part of this process, the board considers how best to capture opportunities and balance risks with potential stockholder returns in light of many factors such as our competitive landscape, technology developments, organizational structure, and financial objectives, among other things. The board’s responsibilities also include planning for senior management succession, overseeing the integrity of our financial statements, and monitoring enterprise risks and compliance efforts.

To support these important duties, the board employs a strong framework of corporate governance practices, including those outlined below:

Independent Leadership and Oversight

  All directors except the Company’s CEO are independent

  Separate CEO and board chair roles

  Two new experienced independent directors added in 2017 ensures fresh perspectives

  Average board tenure of 6.4 years

  Executive sessions held by independent directors at every regular board meeting

  Limit on additional board service (no director sits on more than 4 other public company boards)

  All directors possess highly relevant experience and knowledge (7 of 10 are current or former chief executive officers and 7 of 10 have software and/or technology industry experience)

Executive Compensation Best Practices

  Emphasis on performance-based and long-term equity incentives

  Long-term equity program is 70% performance-based

  Prohibitions on hedging and pledging Company stock

  Clawback and harmful activity policies

  Annual advisory vote on compensation

  Annual incentive compensation is capped

  Approved by a fully-independent board committee using an independent consultant

Stockholder Engagement & Alignment	Track record of proactive, ongoing stockholder dialogue Significant Teradata stock ownership by officers and directors and strong stock ownership guidelines

Stockholder Rights	Majority vote standard for election of directors No poison pill in place Proxy access bylaw permits eligible stockholders to nominate candidates for election to the board

Ethics and Sustainability	Named a World’s Most Ethical Company by The Ethisphere Institute in 2017 for 8th straight year Comprehensive sustainability program with substantive annual reporting

11

Additional Information Concerning the Board of Directors

Stockholder Outreach

Stockholder engagement is an important part of our business practices, and we greatly value the input we receive from our stockholders. Teradata Investor Relations and members of Teradata management are in frequent communication with stockholders on a variety of matters, including strategy, operations, corporate governance practices, and executive compensation.

In 2015, at the direction of the board, Teradata engaged in a robust stockholder outreach effort to better understand and address any concerns stockholders might have relating to the Company’s executive compensation program. This outreach continued in 2016 and 2017, and in addition to compensation-related matters, a number of corporate governance matters were discussed with our stockholders during the outreach process. As described below on page 31 of the Compensation Discussion and Analysis section of this proxy statement, this engagement has been very productive and informative. Accordingly, stockholder interests have been taken into consideration in establishing a number of meaningful changes to Teradata’s executive compensation program and corporate governance framework.

Corporate Governance Guidelines

To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. These guidelines address, among other things, such matters as director independence, committee membership and structure, meetings and executive sessions, the annual self-assessments of the board and its committees, and director selection, retirement, and training. The board’s Corporate Governance Guidelines are found on our corporate governance website at http://www.teradata.com/governance-guidelines. The board’s independent directors meet regularly in executive session without management present and, as provided in the Corporate Governance Guidelines, the Board of Directors has selected the Chairman of the Board, who is an independent director, to preside at its executive sessions during 2018.

Board Independence and Related Transactions

We believe that the Company benefits from having a strong and independent board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. The Board of Directors has established independence standards as part of its Corporate Governance Guidelines. In general, the board must determine whether a director is considered independent, taking into account the independence guidelines of the New York Stock Exchange (“NYSE”) and the factors listed immediately following this paragraph (which are included as Exhibit B, Director Independence Standards, to the board’s Corporate Governance Guidelines referenced above) in addition to those other factors it may deem relevant. No director may qualify as independent unless the board affirmatively determines (i) under the NYSE listing standards, that he or she has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), and (ii) under our independence standards, that the director or director candidate does not have any direct or indirect material relationship with us. Our independence standards include the following minimum criteria:

1.	A director will not be independent if:

(i)	at any time during the last three years, he or she has been an employee of Teradata, or an immediate family member of the director has been an executive officer of Teradata;

(ii)	he or she has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Teradata, other than certain limited circumstances, including: (a) compensation and other fees paid for service as a director; or (b) compensation received by an immediate family member for service as an employee of Teradata (other than as an executive officer);

(iii)	he or she has certain relationships with any firm that serves as Teradata’s internal or external auditor, including (a) the director is a current partner or employee of such firm; (b) the director has an immediate family member who is a current partner of such firm; (c) the director has an immediate family member who is a current employee of such firm and personally works on Teradata’s audit; or (d) the director or an immediate family member of the director was within the last three years a partner or employee of such a firm and personally worked on Teradata’s audit within that time;

12	2018 PROXY STATEMENT

Additional Information Concerning the Board of Directors

(iv)	at any time within the past three years, the director or his or her immediate family member has been employed as an executive officer of another company where any of Teradata’s present executive officers at the same time serves or served on that company’s compensation committee; or

(v)	he or she is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, Teradata for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (in each case, as reported in the other company’s last completed fiscal year).

2.	A director will not be independent if he or she is an employee, or any member of the director’s immediate family is an executive officer, of a company which is indebted to Teradata or to which Teradata is indebted, and the total amount of the indebtedness exceeds the greater of $1,000,000 or 2% of the consolidated annual gross revenues of either company.

3.	A director will not be independent if he or she or any member of the director’s immediate family is an officer, director or trustee of a charitable or other tax-exempt organization, and donations by Teradata during any single fiscal year to the charitable or other tax-exempt organization within the last three years exceeds the greater of $1,000,000 or 2% of the organization’s consolidated annual gross revenues.

4.	A relationship arising solely from a director’s interest in another company or similar entity that is party to a transaction with Teradata will not be considered to be a material relationship with Teradata that would impair the director’s independence if: (i) such interest arises only from: (a) the director’s position as a director, trustee or similar position of such other company or entity, and/or (b) the direct or indirect ownership by the director and the director’s immediate family members, in the aggregate, is less than 10% of the equity or similar ownership interest in such other company or entity; and (ii) the director is not involved in the negotiation of the terms of the transaction with Teradata and does not receive any special benefits as the result of the transaction.

The board’s independence standards also provide for additional criteria for members of the Audit and Compensation and Human Resource Committees as required under applicable NYSE rules.

Our Board of Directors has affirmatively determined that all of our non-employee directors and nominees, namely Ms. Bacus and Messrs. Chou, Fishback, Fu, Gianoni, Kepler, Ringler, Schwarz, and Stavropoulos, meet the NYSE listing independence standards and our independence standards for the board and the committees on which they serve. In making this determination, the board considered transactions in 2016 and 2017 pursuant to which Cigna and its affiliate purchased data warehouse and marketing applications products and related services from Teradata, and Teradata purchased employee benefit program services, with aggregate sales attributed to such purchases significantly below 2% of the annual revenues of either company. The board concluded that Ms. Bacus’ relationship as an officer of Cigna does not disqualify her from being deemed independent under these standards. There were no other transactions, relationships or arrangements in fiscal year 2017 that required review by the board for purposes of determining director independence.

Board Leadership Structure

While our Corporate Governance Guidelines do not require that our Chairman and CEO positions be separate, our board believes that having separate positions and having an independent director serve as Chairman is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Our board is led by an independent Chairman, Mr. Ringler. Our CEO, Mr. Lund, is the only member of the board who is not an independent director. We believe that this leadership structure enhances the accountability of the CEO to the board, strengthens the board’s independence from management and benefits independent risk oversight of the Company’s day-to-day risk management activities. In addition, separating these roles allows Mr. Lund to focus his efforts on running our business, meeting with customers and investors, and managing the Company in the best interests of our stockholders, while we are able to benefit from Mr. Ringler’s prior leadership experience as a chairman of other public company boards.

13

Additional Information Concerning the Board of Directors

Board Oversight of Risk

Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. The board’s committee structure and the collective knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk, thereby increasing the effectiveness of the board’s role in risk oversight. There are a number of ways our board performs this function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results, and strategy and discusses risks related to the business;

•	the Audit Committee assists the board in its oversight of risk management by overseeing the Company’s enterprise risk management process and discussing with management – particularly, the Chief Financial Officer, Vice President, Information Systems, Vice President, Enterprise Risk and Assurance Services, and Chief Ethics, Compliance & Privacy Officer – the Company’s guidelines and policies regarding financial and enterprise risk management and risk appetite, including: (i) major risk exposures such as, for example, financial, cybersecurity, data privacy, business continuity, and legal and regulatory risks, and the steps management has taken to monitor and control such exposures; and (ii) internal audit and ethics and compliance updates, as well as whistleblower updates, if any; and

•	through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Compensation Risk Assessment

Based on an analysis conducted by management and reviewed by the Board of Directors, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Director Education

The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and the Company reimburses directors for their expenses associated with this participation. We also encourage our directors to attend Teradata events such as our annual users’ conference (Partners) and our investor day events. Continuing director education is also provided during board meetings and other board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties.

Executive Management Succession Planning

In consultation with its Compensation and Human Resource Committee and CEO, the Board of Directors regularly reviews short- and long-term succession plans for all senior management positions and, in particular, our CEO. The criteria used when assessing the qualifications of potential CEO successors include, among others, strategic vision and leadership, operational excellence and execution, financial management, executive officer leadership skills, ability to motivate employees particularly in a dynamic and changing work environment, as well as an ability to develop an effective working relationship with the board and engender the confidence of our stockholders. Our current CEO, management team and Board of Directors are committed to overseeing a robust succession plan for the Company. To that end, we are identifying and developing a team of capable, willing and enthusiastic internal CEO and senior management candidates through increased responsibilities, additional opportunities to engage with investors and our board, outside development education, and other similar leadership enhancement activities.

Code of Ethics

We have a Code of Conduct that sets the standard for ethics and compliance for all of our employees, including our officers, directors, chief accounting officer, and corporate controller. Our Code of Conduct is available on our corporate governance website at http://www.teradata.com/code-of-conduct.

14	2018 PROXY STATEMENT

Additional Information Concerning the Board of Directors

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of our knowledge, all of our executive officers and directors timely filed the reports required under Section 16(a) of the Securities Exchange Act of 1934, except that Mr. Ratzesberger filed one late report due to an inadvertent administrative oversight by the Company.

Meetings and Meeting Attendance

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. At each of its regular meetings, the board held sessions for the independent directors to meet without the CEO present. Members of the senior management team regularly attend board meetings to present information on our business and strategy, and board members are welcome and encouraged to meet with employees worldwide and to attend industry, analyst, and other major events.

The board and its committees met a total of 30 times last year. In 2017, each of the directors attended 75% or more of the total number of meetings of the board and the committee(s) on which he or she serves. In addition, under the board’s Corporate Governance Guidelines, our directors are expected to attend our annual meeting of stockholders each year. All of our directors attended the 2017 annual meeting of stockholders.

Selection of Nominees for Directors

The Board of Directors and the Governance Committee are responsible for recommending candidates for membership to the board. The director selection process and director qualification guidelines are described in detail in the board’s Corporate Governance Guidelines, which are posted on our corporate governance website at http://www.teradata.com/governance-guidelines.

In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board, the CEO and other directors, and will consider individuals recommended for board membership by our stockholders in accordance with our bylaws and applicable law. In general, we desire to have a balanced group of directors who can perpetuate the Company’s long-term success and represent stockholder interests generally through the exercise of sound business judgment based on a diversity of experiences and perspectives. As part of the selection process, the board and the Governance Committee use the qualification factors listed in our Corporate Governance Guidelines and examine candidates’ business skills and experience, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders, in addition to the desired composition of the board as a whole and the Company’s current and future needs. Although we do not have a formal diversity policy, the Governance Committee and the board also consider the desire for diverse perspectives that can be gained through different professional experiences, backgrounds, and education, as well as gender, race or ethnic diversity. In addition, while the board does not have age or term limits, it seeks to balance director turnover. The board believes that new perspectives and ideas are critical to a forward-looking and strategic board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring to the board room.

As reported by the Company, Nancy Cooper retired from the board as of December 31, 2017, and the Governance Committee has engaged the outside search firm of Spencer Stuart LLP to assist it in identifying and contacting qualified candidates should the board decide to expand its size. As described under the caption “Director Qualifications” on pages 4 to 10 of this proxy statement, we believe our current directors represent a highly qualified and capable board with very diverse perspectives and balanced tenure.

If you wish to recommend individuals for consideration as directors, you can submit your suggestions in writing to our Corporate Secretary as outlined in our bylaws. Under our bylaws, you will need to provide, among other things, the candidate’s name, age, residential and business contact information, detailed biographical data and qualifications for service as a board member, the class or series and number of shares of Teradata’s capital stock (if any) which are owned beneficially or of record by the candidate, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of our stock. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who intend to nominate directors for election at our next annual meeting of stockholders must follow the procedures described in our bylaws, which are available on our corporate governance website at http://www.teradata.com/articles-and-bylaws. See “Procedures for Stockholder Proposals and Nominations” on page 73 of this proxy statement for further details regarding how to nominate directors.

15

Additional Information Concerning the Board of Directors

The directors nominated by the Board of Directors for election at the 2018 annual meeting were recommended by the Governance Committee following the process described above. See “Director Qualifications” and “Nominees” on pages 4 through 10 of this proxy statement for further details regarding the reasons and director attributes supporting these nominations. All of these candidates for election are currently serving as our directors and have been determined by the board to be independent.

Under the board’s Corporate Governance Guidelines, if any director who is nominated for election at the 2018 annual meeting is not re-elected by the required majority vote, such director is required to promptly offer his or her resignation. The Board of Directors, giving due consideration to the best interests of the Company and our stockholders, is required to evaluate the relevant facts and circumstances, including whether the underlying cause of the director’s failure to receive the required majority vote can be cured, and make a decision on whether to accept the offered resignation. Any director who offers a resignation pursuant to this provision cannot participate in the board’s decision process. The Board of Directors will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the offered resignation. If the board accepts a director’s resignation pursuant to this process, the Governance Committee will recommend to the Board of Directors whether to fill the resulting vacancy or reduce the size of the board.

16	2018 PROXY STATEMENT

COMMITTEES OF THE BOARD

Committee Structure and Responsibilities

Our Board of Directors has four committees: the Audit Committee, the Compensation and Human Resource Committee, the Committee on Directors and Governance, and the Executive Committee.

Audit Committee

The Audit Committee is the principal agent of the Board of Directors in overseeing our accounting and financial reporting processes and audits of our financial statements and internal controls, including assisting in the board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with ethical, legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, and (iv) the qualifications and performance of our internal audit function and internal auditors.

The Audit Committee also:

•	is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and pre-approving all audit services, as well as any audit-related, tax and other non-audit services, to be performed by such firm;

•	oversees the negotiation of audit fees in connection with the retention of our independent registered public accounting firm;

•	reviews and discusses with our independent registered public accounting firm its quality control procedures;

•	regularly reviews the annual audit plan of our independent registered public accounting firm, including the scope of audit activities, and monitors the progress and results of the annual audit;

•	meets with the independent registered public accounting firm, the internal auditors and management to review and discuss the internal audit scope and plan, the results of internal audit activities, and the adequacy of our internal controls and financial, accounting and reporting processes;

•	oversees the appointment, removal and performance of our chief audit executive;

•	discusses with management and the independent registered public accounting firm our annual audited financial statements and unaudited quarterly financial statements, and recommends to the board that the audited financial statements be included in the Company’s annual report filing with the U.S. Securities and Exchange Commission (“SEC”);

•	discusses with management and the independent registered public accounting firm (i) all critical accounting policies and practices used, (ii) any significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including analyses of the effects of alternative accounting methods under generally accepted accounting principles that have been discussed with management and the treatment preferred by the independent registered public accounting firm, (iii) the effect of regulatory and accounting initiatives and off-balance sheet structures on our financial statements, and (iv) any other reports required by law to be delivered by the independent registered public accounting firm, including any management letter or schedule of unadjusted differences;

•	is directly responsible for oversight of our major financial and enterprise risk exposures such as, for example, financial, cybersecurity, information technology, data privacy, business continuity, and legal and regulatory risks, and regularly discusses management’s plans and actions related to these areas;

•	receives periodic reports from our internal auditors on findings of fraud, if any, and its significant findings regarding the design and/or operation of internal control over financial reporting as well as management responses to such findings;

•	reviews our periodic SEC filings and our quarterly earnings releases;

•	oversees our ethics and compliance program;

•	prepares the committee report required pursuant to the rules of the SEC for inclusion in our proxy statements;

•	ensures that the Company has established procedures for the confidential submission of employee concerns regarding accounting or auditing matters; and

17

Committees of the Board

•	reviews relationships between the Company and our independent registered public accounting firm or any of its subsidiaries to ascertain the independence of the external auditors.

The Audit Committee has three members, Messrs. Chou, Fu and Kepler, each of whom meets the NYSE listing independence standards, is independent under our recently-updated independence standards and financially literate, as determined by the board under applicable NYSE standards. In addition, the board has determined that because of his accounting and financial management expertise, Mr. Fu is an “audit committee financial expert,” as defined under SEC regulations. No member of the committee may receive any compensation, consulting, advisory or other fee from us, other than board compensation described beginning on page 25 of this proxy statement under the caption “Director Compensation,” as determined in accordance with applicable SEC and NYSE rules. Each Audit Committee member is limited to serving on the audit committees of two other public companies, unless the Board of Directors evaluates and determines that these other commitments would not impair the director’s effective service to us. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Audit Committee Charter. A copy of this charter, which was last amended by the committee on July 10, 2017, can be found on our corporate governance website at http://www.teradata.com/audit-committee-charter. A report of the Audit Committee is set forth below on page 69 of this proxy statement.

Compensation and Human Resource Committee

In general, this committee (i) discharges our board’s responsibilities relating to the compensation of our executives, (ii) provides general oversight of our management compensation philosophy and practices, benefit programs, and strategic workforce initiatives, (iii) oversees succession planning and leadership development activities, and (iv) reviews and approves our overall compensation principles, objectives and programs covering executive officers and key management employees as well as the competitiveness of our total executive officer compensation practices. The Compensation and Human Resource Committee also:

•	evaluates and reviews the performance levels of our executive officers in light of the Company’s goals and objectives and determines base salaries and equity and incentive awards for such officers;

•	establishes the annual goals and objectives of the CEO, after consulting with the independent members of the board;

•	at executive session of the Board of Directors, discusses its evaluation of, and determination of compensation for, the CEO based on the CEO’s performance against annual goals and objectives;

•	reviews and, as needed, recommends to our Board of Directors for approval our executive compensation plans, including incentive compensation plans, and all equity-based compensation plans;

•	oversees our plans for management succession and development and, on an annual basis, assists the Board of Directors in reviewing and monitoring succession planning, particularly with respect to the CEO;

•	reviews and discusses with management the disclosures in our proxy statements with respect to executive compensation policies and procedures and produces the committee’s annual report related to such disclosure for inclusion in our proxy statements;

•	reviews management’s proposals to make significant organizational changes or significant changes to existing executive officer compensation plans;

•	reviews the stock ownership guidelines and compliance of the CEO and other executive officers with such guidelines;

•	exercises administrative and oversight functions assigned to the committee under the Company’s various benefit plans, including the Company’s 401(k) savings plan;

•	oversees the Teradata Benefits Committee to which it delegated oversight and management responsibilities for U.S.-based employee benefit plans;

•	periodically reviews and monitors the Company’s diversity and inclusion practices; and

•	reviews and makes recommendations to the board with respect to stockholder approval of executive compensation (say-on-pay votes) and the frequency of say-on-pay votes, including review of stockholder feedback as appropriate.

18	2018 PROXY STATEMENT

Committees of the Board

The Compensation and Human Resource Committee has four members, Ms. Bacus and Messrs. Fishback, Ringler and Schwarz, each of whom the Board of Directors has determined meets the NYSE listing independence standards and our independence standards. The committee may form subcommittees with authority to act on the committee’s behalf as it deems appropriate and has delegated authority to our CEO and Chief Human Resources Officer to award equity to individuals other than executive officers in limited instances. In addition, the CEO conducts annual performance evaluations of executives and, after consulting with the Chief Human Resources Officer, provides this committee with his assessments and recommendations with respect to the amount and form of compensation for such executives.

In August 2017, this committee engaged Frederic W. Cook & Co. (“FW Cook”) as its outside compensation consultant to assist the committee in the development of our executive compensation and benefit programs, including the amount and form of such compensation, and in the evaluation of our CEO. Prior to August 2017, Semler Brossy Consulting Group, LLC, served as the committee’s compensation consultant. The rules for the use of the compensation consultants by the committee and management include the following: (i) only the committee and its Chair can hire or fire the consultant with respect to such services; (ii) on an annual basis, the consultant will provide the committee with a letter of the projected scope of services for the year; (iii) the consultant’s work will be coordinated with our Chief Human Resources Officer and any project undertaken at management’s request will be with the knowledge and consent of the committee Chair; (iv) the consultant will have direct contact with the committee; and (v) the committee will evaluate the performance of the consultant on an annual basis. In 2017, management did not engage the outside compensation consultants to perform any executive compensation consulting services for the Company. Moreover, the Compensation and Human Resource Committee reviewed the independence of the consultant in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Compensation and Human Resource Committee Charter, which was last amended on April 29, 2013, and is available on our corporate governance website at http://www.teradata.com/compensation-committee-charter. A report of the committee is set forth below on page 27 of this proxy statement.

Committee on Directors and Governance

This committee is responsible for reviewing the board’s corporate governance practices and procedures, and:

•	establishes procedures for evaluating the performance of the Board of Directors and oversees such evaluation;

•	reviews the composition of our Board of Directors and the qualifications of persons identified as prospective directors, recommends to the board the candidates to be nominated for election as directors, and, in the event of a vacancy on the board, recommends any successors;

•	reviews and makes recommendations to the board concerning non-employee director compensation;

•	sees that proper attention is given, and appropriate responses are made, to stockholder concerns regarding corporate governance matters; and

•	oversees the Company’s Related Person Transactions Policy and Corporate Governance Guidelines, including the standards regarding director independence.

In January 2018, the Committee on Directors and Governance directly engaged FW Cook as its consultant to review our director compensation program. The Governance Committee reviewed the independence of FW Cook in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest.

This committee is composed entirely of independent directors, Messrs. Gianoni, Ringler and Stavropoulos. The committee approved the nomination of the candidates reflected in Proposal 1. A more detailed discussion of the committee’s mission, composition and responsibilities is contained in its charter, which was last amended on November 29, 2016, and is available on our corporate governance website at http://www.teradata.com/committee-on-directors-and-governance-charter.

Executive Committee

The Executive Committee has five members, Messrs. Gianoni, Kepler, Lund, Ringler, and Schwarz. This committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the bylaws or approving a merger that requires stockholder approval. This committee meets between regular board meetings if urgent action is required.

19

Committees of the Board

Board Committee Membership as of December 31, 2017

NAME	EXECUTIVE COMMITTEE	COMPENSATION AND HUMAN RESOURCE COMMITTEE	AUDIT COMMITTEE	COMMITTEE ON DIRECTORS AND GOVERNANCE
James M. Ringler	*
Lisa R. Bacus
Timothy C.K. Chou
Daniel R. Fishback
Cary T. Fu
Michael P. Gianoni				*
David E. Kepler			*
Victor L. Lund
John G. Schwarz		*
William S. Stavropoulos
Number of Meetings in 2017	0	8	11	4

*	Committee Chair

Compensation Committee Interlocks and Insider Participation

During 2017, no member of the Compensation and Human Resource Committee was a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and Human Resource Committee or board.

Communications with Directors

Stockholders and interested parties wishing to communicate directly with our Board of Directors, any individual director, the Chairman of the Board, or our non-management or independent directors as a group are welcome to do so by writing our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342. The Corporate Secretary will forward any communications as directed. Any matters reported by stockholders or interested parties relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact our board, please see our corporate governance website at http://www.teradata.com/contact-the-board.

20	2018 PROXY STATEMENT

RELATED PERSON TRANSACTIONS

Our Related Person Transactions Policy was adopted by the Board of Directors in 2007, and the board approved minor amendments to the policy in 2013. Under this policy, the board’s Committee on Directors and Governance is responsible for reviewing and approving each transaction in which Teradata was a participant involving or potentially involving an amount in excess of $120,000 and in which a related person had a material interest. A related person is any director or executive officer, any immediate family member of a director or executive officer, a 5% or more stockholder, and any immediate family member of a 5% or more stockholder.

This policy provides for approval or ratification of each related person transaction in accordance with the procedures and policies discussed below (i) by our Governance Committee, or (ii) if the Governance Committee determines that the approval or ratification of such related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of the disinterested members of the board.

The policy requires our General Counsel to advise the Chair of the Governance Committee of any potential related person transaction involving in excess of $120,000 of which the General Counsel becomes aware, including management’s assessment of whether the related person’s interest in the potential related person transaction is material. The Governance Committee is required to consider such potential related person transaction, including whether the related person’s interest in the potential related person transaction is material, unless the Governance Committee determines that the approval or ratification of such potential transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the board will consider the potential transaction. Except as set forth below, we will not enter into a related person transaction that is not approved in advance unless the consummation of such transaction is expressly subject to ratification.

If we enter into a transaction that we subsequently determine is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter becomes a related person transaction, then in either such case the related person transaction must be presented to the Governance Committee or the disinterested members of the Board of Directors, as applicable, for ratification. If the related person transaction is not ratified, then we are required to take all reasonable actions to attempt to terminate our participation in the transaction.

Factors that are reviewed by the Governance Committee or the Board of Directors, as applicable, when evaluating a potential related person transaction include: (i) the size of the transaction and the amount payable to a related person; (ii) the nature of the interest of the related person in the transaction; (iii) whether the transaction may involve a conflict of interest; (iv) whether the transaction is fair to the Company; (v) whether the transaction might impair independence of an outside director of the Company; and (vi) whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.

21

CORPORATE SOCIAL RESPONSIBILITY

Optimizing Our World

Teradata continues to foster a culture of sustainability and responsibility. We have advanced our commitment to corporate responsibility through a number of sustainability initiatives.

Our People and Communities:

We hire the most qualified people possible, and we endeavor to retain our talented resources. Our people reflect the diversity of our global marketplace and, through our employee resource groups, we actively support diversity throughout our Company because we believe that inclusion creates better outcomes. Our Teradata Cares Program empowers our employees to make a difference in their communities through volunteerism and giving. Employees are dedicated to improving education, strengthening communities and helping the environment. Through Teradata Cares, our employees volunteered more than 25,000 hours of service in 2017.

Corporate Giving:

Our strategic giving focus of data philanthropy aligns with our corporate emphasis on data and analytics. Together, our employees, partners, and customers come together and use our collective analytic skills to help non-profit agencies around the world mine their data troves to reveal insights that serve the public good. We support numerous hackathons and coding events to advance Doing Good with Data™.

Our Products:

We design technology for the future, and the future demands powerful analytic solutions that are intended to meet increasingly stringent standards to support the earth’s precious resources, including efficient usage of power and water, as well as space efficiency. Therefore, we focus on providing customers with best-in-class products that are not only highly scalable, but environmentally sustainable as well. To that end, we continuously search to find and leverage technology alternatives that can improve performance-per-watt, reduce cooling requirements, and shrink floor space needs in data center requirements as part of our product design initiatives.

Ethical Business Conduct:

Teradata has been included on the Ethisphere Institute’s list of the World’s Most Ethical Companies every year since 2010. We have a zero-tolerance policy for non-ethical behavior and expect the highest standards of compliance throughout the world.

Our Suppliers:

Our suppliers and business partners are expected to meet or exceed the standards of our Code of Conduct which includes adherence to ethical, responsible and environmentally sustainable business practices with respect to all of their Teradata-related activities. We have also established a managed inventory program that requires suppliers to ship bulk quantities of product to local hubs near our manufacturing site, rather than discrete customer shipments. This not only reduces our inventory costs, but also greatly reduces the environmental impact of our manufacturing supply chain.

Our Facilities:

Teradata has designed our facilities to reduce the Company’s environmental impact and has implemented many programs in the areas of video conferencing, virtual employment, recycling and energy conservation that get the job done while using and re-using resources at the most efficient level possible. From printing all corporate business cards on stock that is 100% recycled/post-consumer waste material, to installing a cutting-edge building automation system to optimize efficiency in lighting and HVAC systems, to sending our annual report and proxy statement electronically to reduce unnecessary paper usage, we adopt sustainable policies and procedures at every opportunity.

For more information:

Visit our Corporate Social Responsibility website: https://www.teradata.com/About/Corporate-Social-Responsibility-en.

22	2018 PROXY STATEMENT

STOCK OWNERSHIP

Ownership by Directors and Officers

This table shows our common stock beneficially owned as of February 15, 2018, by each executive officer named in the Summary Compensation Table found on page 48 of this proxy statement, each non-employee director, and the directors and executive officers and former executive officers as a group.

NAME	TOTAL SHARES BENEFICIALLY OWNED(1)	SHARES COVERED BY OPTIONS(2)	% OF CLASS BENEFICIALLY OWNED(3)
Non-Employee Directors
Lisa R. Bacus, Class II Director	26,224	0	*
Timothy C.K. Chou, Class II Director	0	0	*
Daniel R. Fishback, Class I Director	9,534	0	*
Cary T. Fu, Class III Director	65,602	29,312	*
Michael P. Gianoni, Class III Director	24,696	0	*
David E. Kepler, Class I Director	82,031	13,206	*
James M. Ringler, Chairman of the Board and Class II Director(4)	145,041	35,185	*
John G. Schwarz, Class II Director	50,322	9,423	*
William S. Stavropoulos, Class I Director(5)	97,027	13,206	*
Named Executive Officers
Victor L. Lund, President, Chief Executive Officer and Class III Director(6)	154,801	0	*
Mark Culhane, Executive Vice President and Chief Financial Officer	4,500	0	*
Daniel Harrington, Executive Vice President, Consulting and Support Services(7)	237,042	165,529	*
Oliver Ratzesberger, Chief Operating Officer	38,725	21,871	*
Former Executive Officers who are Named Executive Officers
John Dinning, Former Executive Vice President and Chief Business Officer	51,178	31,421	*
Stephen Scheppmann, Former Executive Vice President and Chief Financial Officer(8)	294,336	199,270	*
Directors and Executive Officers and former Executive Officers who are Named Executive Officers as a Group (18 persons)	1,505,442	678,574	1.22%

*	Less than one percent.

(1)	Unless otherwise indicated, total voting power and total investment power are exercised by each individual and/or a member of his or her household. This column includes shares covered by options that are exercisable within 60 days of February 15, 2018 (as listed in the “Shares Covered by Options” column). This column also includes (a) shares granted to directors, the receipt of which have been deferred, as follows: Mr. Lund, 11,628 shares; and Mr. Stavropoulos, 16,787 shares; and (b) vested restricted share units, the receipt of which have been deferred, as follows: Mr. Fishback, 7,681; Mr. Fu, 14,671 units; Mr. Lund, 43,432 units; Mr. Ringler, 5,192 units; and Mr. Schwarz, 39,178 units. In each case, these vested deferred shares subject to vested deferred restricted share units can be acquired by such person within 60 days upon such person ceasing to be a director or employee.

(2)	Includes shares that the executive officer or director or his or her respective family members have the right to acquire through the exercise of stock options within sixty days after February 15, 2018. These shares are also included in the “Total Shares Beneficially Owned” column.

(3)	The total number of shares of our common stock issued and outstanding as of February 15, 2018 was 122,250,621.

(4)	Includes 31,270 shares held indirectly through a limited liability company.

(5)	Includes 2,000 shares held by Mr. Stavropoulos’ spouse, and 1,000 shares held indirectly by her through a family limited partnership.

(6)	Includes 93,617 shares held indirectly through a limited liability company.

(7)	Includes 41,031 shares attributable to units held by Mr. Harrington in a unitized stock fund under the Teradata 401(k) savings plan.

(8)	Includes 4,808 shares attributable to units held by Mr. Scheppmann in a unitized stock fund under the Teradata 401(k) savings plan.

23

Stock Ownership

Other Beneficial Owners of Teradata Common Stock

To the best of our knowledge, based on filings with the SEC made in 2018 by beneficial owners of our stock, the following stockholders beneficially own more than 5% of our outstanding common stock.

NAME	TOTAL NUMBER OF SHARES	PERCENT OF CLASS(1)
First Eagle Investment Management, LLC(2) 1345 Avenue of the Americas, New York, New York 10105	16,968,951	13.88%
BlackRock, Inc.(3) 55 East 52nd Street, New York, New York 10055	10,925,922	8.94%
The Vanguard Group(4) 100 Vanguard Blvd., Malvern, Pennsylvania 19355	10,492,749	8.58%
The Bank of New York Mellon Corporation(5) 225 Liberty Street, New York, New York 10286	9,135,804	7.47%
Wellington Management Group LLP and affiliated entities(6) 280 Congress Street, Boston, MA 02210	6,908,311	5.65%

(1)	Percent of class is based on 122,250,621 shares of Teradata common stock issued and outstanding as of February 15, 2018.

(2)	Information is based on Amendment No. 5 to Schedule 13G filed by First Eagle Investment Management, LLC with the SEC on February 8, 2018, which reported sole voting power over 16,302,907 shares and sole dispositive power over 16,968,951 shares. According to this filing, the First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 12,190,179 of these shares.

(3)	Information is based on Amendment No. 9 to Schedule 13G filed by BlackRock, Inc. with the SEC on January 23, 2018, which reported sole voting power over 10,428,810 and sole dispositive power over 10,925,922 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of Blackrock, Inc.: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, N.A., BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Ltd, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd.

(4)	Information is based on Amendment No. 8 to Schedule 13G filed by The Vanguard Group with the SEC on February 12, 2018. According to this filing, The Vanguard Group has sole dispositive power over 10,421,210 shares, shared dispositive power over 71,539 shares and sole power to vote 64,691 shares. According to this filing, (i) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 54,624 shares as a result of its serving as investment manager of collective trust accounts, and (ii) Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 26,982 shares as a result of its serving as investment manager of Australian investment offerings.

(5)	Information is based on Schedule 13G filed by The Bank of New York Mellon Corporation with the SEC on February 7, 2018. According to this filing, The Bank of New York Mellon Corporation has sole dispositive power over 8,645,355 shares, shared dispositive power over 483,374 shares and sole power to vote 7,705,436 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of The Bank of New York Mellon Corporation: The Bank of New York Mellon (parent holding company of Mellon Overseas Investment Corporation; BNY International Financing Corporation; The Bank of New York Mellon SA/NV; and Cutwater Holdings, LLC), BNY Mellon, National Association, BNY Mellon Trust of Delaware, The Bank of New York Mellon SA/NV (parent holding company of BNY Mellon Service Kapitalanlage-Gesellschaft mbH), The Boston Company Asset Management LLC, The Dreyfus Corporation (parent holding company of MBSC Securities Corporation), Lockwood Advisors, Inc., Mellon Capital Management Corporation, BNY Mellon Capital Markets, LLC, Pershing LLC, B.N.Y. Holdings (Delaware) Corporation (parent holding company of BNY Mellon Trust of Delaware), BNY Mellon IHC, LLC (as parent holding company of MBC Investments Corporation), MBC Investments Corporation (parent holding company of Mellon Capital Management Corporation; BNY Mellon Investment Management (Jersey) Ltd.; BNY Mellon Investment Management APAC LP; Standish Mellon Asset Management Company LLC; The Boston Company Asset Management LLC; The Dreyfus Corporation; ARX Investimentos Ltda. – Brazil, Pershing Group LLC (parent holding company of Lockwood Advisors, Inc and Pershing LLC), and BNY Capital Markets Holdings, Inc. (parent holding company of BNY Mellon Capital Markets, LLC).

(6)	Information is based on the Schedule 13G filed by Wellington Management Group LLP with the SEC on February 8, 2018, which reported shared power to vote 6,218,485 shares and shared dispositive power over 6,908,311 shares. According to this filing, these shares are beneficially owned by Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, Wellington Management Global Holdings, Ltd., and one or more of the following investment advisers (the “Wellington Investment Advisers”): Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, Wellington Management Australia Pte Ltd. These securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

24	2018 PROXY STATEMENT

DIRECTOR COMPENSATION

Teradata’s Director Compensation Program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program consists of both a cash component, designed to compensate independent directors for their service on the board and its committees, and an equity component, designed to align the interests of independent directors and stockholders. Mr. Lund has received no compensation for his service on the board since his appointment as an officer of the Company in May 2016.

The compensation of the Company’s non-employee directors under the Director Compensation Program is reviewed on an annual basis by the Board’s Committee on Directors and Governance (the “Governance Committee”) with competitive benchmarking provided periodically by an independent compensation consultant retained by the committee. In April 2017, the Governance Committee engaged Semler Brossy to conduct a competitive market analysis of Teradata’s director compensation levels compared to the Company’s peers, using Teradata’s executive compensation peer group at the time. Following this process, the committee determined that the compensation levels were reasonable and within market median levels, and slightly increased the retainer fees for the chairs of the Board’s standing committees, other than the Executive Committee.

Annual Retainers

The Director Compensation Program, for the 2017-2018 board year (the period between the Company’s annual stockholders’ meetings), includes the following annual retainers:

Each non-employee director	$50,000
Additional retainers:
The Chairman of the Board of Directors (Mr. Ringler)	$100,000
Each Audit Committee member (including the Chair)	$5,000
Governance Committee Chair	$15,000	(1)
Audit Committee Chair	$35,000	(2)
Compensation and Human Resource Committee Chair	$25,000	(3)

(1)	Increased from $10,000 in 2017.
(2)	Increased from $20,000 in 2017.
(3)	Increased from $15,000 in 2017.

Prior to January 1 of each year, a director may elect to receive all or a portion of his or her annual retainer in Teradata common stock instead of cash. In addition, a director may elect to defer receipt of shares of common stock payable in lieu of cash. Payments for deferred stock may be made only in shares of Teradata common stock.

Annual Equity Grant

The Director Compensation Program provides that, on the date of each annual meeting of stockholders, each non-employee director will be granted restricted share units (“RSUs”) and/or stock options to purchase a number of shares of Teradata common stock in an amount determined by the Governance Committee and approved by the board. For the 2017-2018 board year, each of the non-employee directors received an annual equity grant consisting of RSUs with a total dollar value of $250,000. The RSUs vest in four equal quarterly installments commencing three months after the grant date, and directors may elect to defer receipt of their vested shares.

Initial Equity Grant

The Director Compensation Program also provides that upon initial election to the board, each non-employee director will receive a grant of RSUs, with the same vesting schedule as the annual grant described above. Similar to the annual grant, a director may elect to defer receipt of the vested shares subject to the RSUs.

Messrs. Chou and Fishback were the only directors to receive an initial equity grant during 2017 in connection with their appointments to the board. In this regard, on February 22, 2017, Messrs. Chou and Fishback each received an initial equity grant of RSUs with a grant date fair value of $75,000 on the date of grant.

25

Director Compensation

Mid-Year Equity Grant

Under the Director Compensation Program, the board has the discretion, based on the recommendation of the Governance Committee, to grant mid-year equity grants in the form of stock options and/or awards of restricted shares or RSUs to directors who are newly elected to the board after the annual meeting of stockholders. Mid-year equity grants made in the form of RSUs have the same vesting schedule and deferral options as the annual grants described above. Option grants made in connection with a mid-year equity grant will be fully vested and exercisable on the first anniversary of the grant. Because they joined the board on January 31, 2017, the board exercised its discretion and awarded Messrs. Chou and Fishback mid-year RSU grants on February 22, 2017 with a grant date fair value of $62,500.

Benefits

We do not provide any retirement or other benefit programs for our directors.

2017 Director Compensation Table

The following table provides information on compensation paid to our non-employee directors in 2017.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	TOTAL ($)
James M. Ringler, Chairman	150,000	256,292	—	406,292
Lisa R. Bacus	50,000	256,292	—	306,292
Timothy C.K. Chou	53,750	398,534	—	452,284
Nancy E. Cooper(4)	86,250	256,292	—	342,542
Daniel R. Fishback	50,000	398,534	—	448,534
Cary T. Fu	55,000	256,292	—	311,292
Michael P. Gianoni	62,917	256,292	—	319,209
David E. Kepler	55,000	256,292	—	311,292
John G. Schwarz	72,500	256,292	—	328,792
William S. Stavropoulos	50,833	256,292	—	307,125
(1)	Represents the annual cash retainers earned for 2017.

(2)	This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, of RSU awards, of deferred shares (also referred to as “phantom shares”) paid in lieu of cash annual retainers, and current shares paid in lieu of the cash annual retainers, in each case in 2017. See Note 5 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (our “2017 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. The grant date fair value of the annual award that was granted on April 19, 2017 for the 2017-2018 board year is $31.32.

The number of RSUs outstanding as of December 31, 2017 for each of the non-employee directors is 5,225 for each of Messrs. Chou and Fishback, and 4,092 for each of the other directors.

(3)	There were no options granted to the non-employee directors for the 2017-2018 board year. The number of shares underlying each option award outstanding as of December 31, 2017 for each of the non-employee directors is as follows: Mr. Ringler, 35,185; Ms. Bacus, 0; Mr. Chou, 0; Ms. Cooper, 18,642; Mr. Fishback, 0; Mr. Fu, 29,312; Mr. Gianoni, 0; Mr. Kepler, 13,206; Mr. Schwarz, 9,423; and Mr. Stavropoulos, 20,702.

(4)	As reported in the Company’s Current Report on Form 8-K filed on August 23, 2017, Ms. Cooper resigned as a director of the Company effective as of December 31, 2017.

26	2018 PROXY STATEMENT

Director Compensation

Director Stock Ownership Guidelines

Under the board’s Corporate Governance Guidelines, each director should hold stock valued at no less than ten times the amount of the $50,000 annual retainer paid to such director within five years after he or she is first elected to the Teradata Board of Directors. Stock or stock units beneficially owned by the director, for which beneficial ownership is not disclaimed, including stock or stock units held in a deferral account, should be taken into account. However, for this purpose, the board does not believe it appropriate to include stock options granted to directors by the Company. As of December 31, 2017, all of our directors are in compliance with these ownership guidelines.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the following “Board Compensation and Human Resource Committee Report on Executive Compensation” and the “Board Audit Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material” under SEC rules. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

BOARD COMPENSATION AND HUMAN RESOURCE

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Human Resource Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Dated: February 20, 2018

The Compensation and Human Resource Committee:

John G. Schwarz, Chair

Lisa R. Bacus, Member

Daniel R. Fishback, Member

James M. Ringler, Member

27

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (this “CD&A”) describes the executive compensation program for 2017 established by the Compensation and Human Resource Committee (the “Committee”). Our named executive officers for 2017 include:

NAME	POSITION
Victor Lund	President and Chief Executive Officer
Mark Culhane	EVP and Chief Financial Officer (effective November 10, 2017)
Oliver Ratzesberger	Chief Operating Officer
Daniel Harrington	EVP, Customer Support and Services
John Dinning	Former EVP and Chief Business Officer (prior to February 5, 2018)
Stephen Scheppmann	Former EVP and Chief Financial Officer (prior to November 10, 2017)

SECTION 1: EXECUTIVE SUMMARY

Business Transformation Highlights and Key Compensation Decisions

•	Teradata is in the midst of a strategic turnaround that impacted our 2017 reported financial results and is factored into our executive compensation program as described below.

•	In 2017, we structured our executive compensation program to be heavily weighted on performance-based compensation that was tied to our strategy – annual cash incentives were designed to drive profitable growth and long-term equity awards were tied to key business, financial and operational measures that are critical to the execution of our transformation. No changes to base salaries were made for our named executive officers in 2017.

•	Our business model is changing with our new strategy as Teradata is shifting to more subscription-based offerings in which revenue is recognized over the multi-year life of the customer agreement rather than all upfront as has been the historical practice. Because subscription-based revenue provides a more predictable revenue stream over time, it provides longer-term benefits to the Company and our stockholders. As a result, growing subscription-based revenue is one of the key factors that investors use to measure our success, particularly as our reported revenue is negatively impacted in the near term.

•	Due to this shifting revenue stream and investments related to our transformation, the Company’s reported financial performance has been negatively impacted, which was factored into our annual incentive plan revenue goals (for example, the 2017 revenue target was below reported 2016 results). We believe that the actual performance of the Company in 2017 is best measured by taking this revenue shift into consideration, and the 2017 annual incentive plan was designed taking into account our new business model to measure results on a “perpetual equivalent value” basis (see page 36 of this CD&A for more information on this calculation). When viewed on this basis, we succeeded in exceeding our revenue plan for the year and, consequently, our annual incentives were paid out at 111%.

•

The design of the long-term incentive opportunities for our executives is also consistent with the evolution of our business during the Company’s transformation. The goals for the performance-based equity awards based on

28	2018 PROXY STATEMENT

Compensation Discussion and Analysis

2017 results included key strategic performance metrics, including an EPS goal that was consistent with our guidance to investors for the year, and we achieved better than expected earnings results in 2017. In addition, as explained below on page 40 of this CD&A, the Committee had the ability under the terms of these equity awards to pay out above target level, but it chose to reduce the total payout level to 100.3% rather than 110.3%.

•	For our current 2017-2018 long-term incentive program, 70% of the long-term incentive opportunity is based on cumulative achievement of 3-year financial goals tied to our strategic objective increasing subscription-based revenue. These goals represent significant improvements and growth from current levels, including double-digit compounded growth for the annual recurring revenue measure.

•	As explained in this CD&A, we believe Teradata has made significant progress transforming the business in 2017, and the compensation of our executives is consistent with this level of performance. In addition, the Committee has demonstrated its commitment to setting challenging performance goals under our executive compensation program that will drive our strategic direction for years to come.

2017 Strategic and Financial Performance at a Glance

Teradata continued to make tremendous progress in transforming the Company by executing our strategic initiatives and delivering value to our stockholders, as evidenced by our stock price increasing more than 41% in 2017. Under the leadership of our President and CEO, Mr. Lund, we saw real traction with our strategy to provide customers with new purchasing and deployment options and enhanced opportunities to drive business outcomes with Teradata products, solutions and services. In addition, we exceeded our guidance to investors for the year with respect to revenue and earnings per share expectations.	FOR THE YEAR – 41.6% STOCK PRICE INCREASE
EXCEEDED REVENUE AND EPS GUIDANCE

Our strategic shift to multiple purchase and deployment options for our customers led to more subscription-based licenses. As a result, revenue continued to be down somewhat in 2017 from the prior year on a constant currency basis, although revenue from subscription-based offerings was up for the year in line with our changing business model. Other highlights of our key strategic advancements during the year include the following:

We introduced Teradata Everywhere™, which brings together our expanded offerings across cloud and on-premises with a flexible pricing and licensing model. Customers began adopting this offering through which they now can:

“ANALYZE ANYTHING”

with the addition of new
analytic tools and
engines coupled with
Teradata’s leading
database software.

These expanded
capabilities enable
users to work with their
preferred analytic tools
and languages across
data sources, at scale.

“DEPLOY ANYWHERE” either on premises or in the cloud with flexibility to change as business needs evolve.

“BUY ANY WAY”

through increased
options in how
customers choose to
purchase our best-

of-breed technology

with new subscription
licensing options, pricing
tiers, and simplified
pricing bundles that
address the needs of
different customers.

“MOVE ANYTIME”

which allows customers

to move their software
licenses freely between
deployment options

with Teradata’s portable
software licenses as

their businesses evolve.
With this revolutionary
software license
portability, there is no
lock-in as with other
vendors. An industry first.

29

Compensation Discussion and Analysis

Our tradition of technology innovation continued, as we enhanced and introduced:

INTELLIFLEX™

our data analytics platform that
delivers seven times more
computing power than our
previous product and provides
customers with enhanced
performance, storage and memory
capabilities, while reducing costly
data center space and saving
energy costs.

INTELLICLOUD™ our managed cloud offering that provides data and analytics software-as-a-service.

INTELLIBASE™

a revolutionary multipurpose
platform that supports several
software technologies (including
Teradata, Teradata Aster Analytics
and Hadoop) on re-deployable
hardware at an economical price
point.

We also realigned our consulting services organization to streamline our offerings to a more business outcome-led approach.

We continued to recognize the benefits of our new go-to-market strategy of focusing on customers who represent the 500 largest analytical opportunities.

During 2017, stockholders saw the benefits of our strategic initiatives through financial and operating metric improvements and increased total stockholder return. Key financial highlights for the year included:

Our stock price increased more than 41% during the year, and more than 57% since May 4, 2016, the day before Mr. Lund began serving as CEO.

Significant growth in subscription-based licenses that build future recurring product revenue, demonstrated in part by recurring revenue growth of 7% over prior year.

Within consulting services, total business consulting revenue from our strategic service offerings around analytics consulting and business consulting increased 24% from prior year.

Total annual recurring revenue (“ARR”) growth of 13% over prior year. (ARR is the annual value at a point in time of all of our recurring contracts–includes subscription and cloud licenses, software upgrade rights, rentals, maintenance and, for 2017, excludes managed services.)

17% “TCore” growth from our 2016 year-end installed base. (TCore is a metric that tracks a consistent unit of consumption across all of Teradata’s products over the wide variety of configuration and deployment options, both on-premises and in the cloud.)

30	2018 PROXY STATEMENT

Compensation Discussion and Analysis

Stockholder Engagement and Compensation Program Enhancements

Teradata received strong support from our stockholders for our executive compensation program, with a 97% FAVORABLE “SAY-ON-PAY” VOTE at our 2017 annual meeting. The Committee views this exemplary result as confirmation that our compensation program is appropriately structured to support our ongoing business transformation.

We greatly value the input received from our stockholders and engage with them on a variety of matters–including strategy execution, executive compensation and corporate governance–as part of a year-round engagement process described below:

We reach out to largest investors to engage in discussions regarding issues that are important to them and to seek their input on executive compensation and corporate governance matters. Our outreach team includes Investor Relations, Executive Compensation and Corporate Governance representatives from Teradata’s management team, including the Chief Human Resources Officer and, if requested, the independent Chair of the Committee.	As we prepare for the proxy season, we consider investor feedback and perspectives in evaluating and structuring our executive compensation program and preparing proxy statement disclosures.	After proxy materials are filed, we invite our largest investors to discuss proposals to be considered at the next annual meeting of stockholders. As outlined on page 20 of this proxy statement, there are also a number of established channels that any investor may use to communicate with the Company.

As part of the proxy solicitation process and following our 2017 annual meeting, we continued our practice of soliciting input from our largest 25 institutional investors, representing over 82% of our outstanding shares, and answering their questions regarding a variety of topics of interest to them, such as the design of our executive compensation program, board diversity and corporate governance best practices, and the execution of our business transformation strategy.

The feedback we received from investors through this engagement process was generally quite positive. During these discussions, some common themes emerged with respect to our executive compensation program and disclosures, all of which were consistent with what was under consideration by the committee based on management’s recommendations. Importantly, as described in the chart below, we continued to make key enhancements to our executive compensation program that strengthen the link to our business strategy and the long-term interests of our stockholders.

31

Compensation Discussion and Analysis

AREA OF FOCUS	WHAT WE HEARD	WHAT WE DID

Program Design	Investors believe that the primary elements and core design features of our executive compensation program are solid, and they strongly support heavy weighting of performance-based awards in our long-term incentive program.	Continued our firm commitment to pay for performance by allocating 70% of the long-term incentive opportunity to performance-based share unit awards.

Rounded out our long-term incentive program with a time-based restricted share unit award opportunity, providing a retention incentive for the executive talent we need to complete the execution of our business transformation.

Performance Metrics	Investors favor an executive compensation program that demonstrates a clear linkage between the Company’s strategy and the program’s financial performance goals and generally support moving away from a total shareholder return performance metric.	Granted performance-based share unit awards subject to two key financial metrics that are strongly linked to our long-term business strategy: ARR growth and subscription-based bookings.
Included detailed CD&A disclosures regarding how the design of our executive compensation program aligns with the Company’s ongoing business transformation goals.
Discontinued use of non-financial strategic goals to measure performance under the annual bonus program and operational goals under the long-term incentive program.

Performance Periods	Several investors expressed a general preference for 3-year performance periods rather than 1-year performance periods for long-term incentive awards.	Granted performance-based share unit awards that will be earned based on achievement of cumulative financial performance metrics measured over a 3-year period.

Peer Group	Some investors sought confirmation that the Company’s executive compensation peer group is reviewed regularly and includes peers that reasonably reflect companies of similar size and strategic direction as Teradata.	Continued to conduct the Committee’s annual review of our peer group with input from management and its independent compensation consultant.
Refreshed the criteria and composition of our peer group to better reflect our size and strategic direction.

Disclosure

Investors appreciate the strong narrative presented in our executive compensation disclosures, but encouraged us to consider using more graphic elements to illustrate the progress of our business transformation and the changes to our executive compensation program.

Redesigned the entire proxy statement to improve readability by including infographics and more tables, among other things.
Expanded the executive summary section of this CD&A.

32	2018 PROXY STATEMENT

Compensation Discussion and Analysis

The changes made to our long-term incentive program in 2017 were implemented with the goal of positioning the Company as a market leader in the analytics and software-as-a-service industry with a portfolio of subscription and cloud-based offerings. With this goal in mind, the Committee focused on performance metrics that create strong incentives for management to accelerate our strategy and increase long-term stockholder value. As explained below in Section 3 of this CD&A, the Committee believes that the following metrics drive value and are aligned with stockholder interests:

ARR growth, which is a measure that stockholders use to determine the extent to which we are shifting to a more predictable business model that will ultimately drive revenue growth over time; and

Percent of total contract value for subscription-based bookings compared to total contract value for subscription-based and perpetual license bookings, which demonstrates to investors that we are executing our strategy by growing a more reliable and profitable revenue stream that will benefit the Company and stockholders for years to come.

Pay-For-Performance Commitment

Teradata is committed to rewarding talent that drives our organizational success. As part of our business transformation in 2017, we emphasized a culture of high performance, and our talent and rewards strategies centered on incentive programs that provided rewards based on meaningful demonstrations of business achievements and performance contributions to the Company. Moving forward, we will continue to drive this philosophy in all of our talent and rewards programs throughout the organization.

The Committee has designed the compensation program for our named executive officers to reflect the importance placed on Company and business achievement in a high performing culture. To that end, our core compensation program is closely aligned with Company performance and consists of base salary, annual incentives and long-term equity incentives. As illustrated below, in 2017, approximately 90% of the target total direct compensation for our CEO, Mr. Lund, and 81% for the other named executive officers serving at the end of the fiscal year (i.e., Messrs. Culhane, Ratzesberger, Harrington, and Dinning), was performance-based.

33

SECTION 2: COMPENSATION PHILOSOPHY

AND GOVERNANCE

Our executive compensation program is designed to attract, retain and align our business leaders with our goals to drive financial and strategic growth, while also delivering long-term stockholder value. Like our business, these programs must be dynamic and adjusted regularly to align with our intensely competitive and changing business, particularly as the Company is undergoing a strategic transformation. Underlying this evolving structure, all of our compensation programs promote sound governance and balance, driving results with mitigating risks. To that end, the Committee has implemented governance best practices to reduce compensation risks and to align compensation with industry norms and stockholder interests. See Section 6 of this CD&A for more details regarding some of these key policies and practices.

What We Do

ESTABLISH COMPETITIVE COMPENSATION LEVELS for our named executive officers within the technology industry	MAINTAIN A “DOUBLE TRIGGER” for change in control severance benefits and equity award vesting	MINIMIZE COMPENSATION RISKS by periodically reviewing our compensation program to confirm that our compensation policies and practices are not encouraging excessive or inappropriate risk-taking	IMPOSE STOCK OWNERSHIP GUIDELINES in line with stockholder interests requiring robust ownership levels for executive officers

MAINTAIN A CLAWBACK AND HARMFUL ACTIVITY POLICIES

so that we can recover cash or equity incentive compensation based on financial results that were later restated and can cancel outstanding equity awards and recover realized gains if executives are terminated for cause or engage in certain other harmful activity

	RETAIN AN INDEPENDENT COMPENSATION CONSULTANT to provide expert objective, third-party advice regarding executive pay programs and competitive market practices	ANNUAL ADVISORY VOTE ON EXECUTIVE COMPENSATION to give investors the opportunity to express their views on pay on a regular basis	REVIEW OVERHANG LEVELS AND BURN RATES to confirm that they are consistent with industry norms

What We Don’t Do

No Excise Tax Gross-Ups	No Hedging or Pledging of Company Stock	No “Repricing” of Stock Options Without Stockholder Approval

34	2018 PROXY STATEMENT

SECTION 3: CORE COMPENSATION PROGRAM

Summary of 2017 Compensation Decisions

Mr. Lund

The Committee believes that Mr. Lund has been an exceptional leader driving change and execution during the Company’s business transformation, and our results demonstrate it. As noted above, Teradata’s 2017 year-end stock price increased more than 57% since the time he began as CEO in May 2016. Moreover, Mr. Lund has injected new leadership and direction to the Company, with all but one of the current executive leadership positions being held by different individuals than when he started as CEO. Even more importantly, Mr. Lund has exponentially recharged the culture and spirit of Teradata’s entire workforce through his dynamic leadership style and commitment to inspiring employees to achieve exceptional outcomes. He also focuses tremendous energy on our customers and meets with them frequently to ensure that our strategy and new offerings are resonating and meeting their business needs.

As described in more detail below, while Mr. Lund’s 2017 base salary and target annual incentive opportunity did not change, in recognition of his exceptional performance and his value to the Company as a seasoned leader who delivers on his commitments, the Committee slightly increased the total value of his long-term equity award. Given our CEO’s strong performance and capabilities, coupled with the Committee’s desire to continue incenting him to drive the strategic course of the Company through the business transformation, the Committee positioned his total compensation level above market median for our peer group with heavy weighting on performance-based incentives.

Other Named Executive Officers

The following is a brief summary of each element of our core compensation program for our named executive officers as of December 31, 2017.

Base Salary

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Committee on a competitive basis each year to ensure they are appropriate and consistent with market median levels and were not changed for our named executive officers in 2017. Mr. Culhane’s base salary was negotiated at the time he joined the Company as our EVP and CFO based on competitive market data, taking into consideration his relative degree of experience and new hire incentive considerations.

Annual Bonus Awards

All of our named executive officers participated in our 2017 annual bonus program. The 2017 target incentive opportunities of Messrs. Lund, Ratzesberger, Harrington, Dinning, and Scheppmann remained unchanged from 2016, and are set out in the table below. Mr. Culhane’s target annual incentive opportunity for 2017 was equal to 100% of his annual base salary on a prorated basis. The maximum payout opportunity under our 2017 annual bonus program was capped at 200% of the executive’s target annual incentive opportunity.

NAME	TARGET OPPORTUNITY (AS % OF BASE SALARY)
Victor Lund	125%
Mark Culhane	100%
Oliver Ratzesberger	100%
Daniel Harrington	100%
John Dinning	80%
Stephen Scheppmann	100%

Total payouts under the 2017 annual bonus program are generally determined by our achievement of performance objectives based on two equally weighted financial measures: (i) GAAP revenue, and (ii) non-GAAP operating income (GAAP operating income excluding stock-based compensation expense and other special items identified in our earnings releases for 2017 or in our financial statements or notes to financial statements), determined on a “perpetual equivalent value” non-GAAP basis with pre-specified adjustments approved by the Committee, as described below. Note that the Committee discontinued the use of strategic goals to measure performance under the 2017 annual bonus program, which had been the prior practice and not universally favored by stockholders.

MEASURE	WEIGHT	BUSINESS OBJECTIVE
GAAP Revenue	50%	Reward our executives for achievement of revenue objectives
Non-GAAP Operating Income	50%	Incent our executives to deliver attractive contribution margins and stockholder value

35

Section 3: Core Compensation Program

“Perpetual Equivalent Value” –Rationale and Calculation

When establishing the performance objectives under our 2017 annual bonus program in February 2017, the Committee formulated the targets for the financial measures on the Company’s guidance to investors with respect to its projected revenue and operating income plan for the year. In addition, as explained below, the financial goals based on these measures were established on a “perpetual equivalent value” basis to account for the Company’s shift to subscription-based license revenue from upfront revenue based on perpetual licenses. As a result of our changing business model, the target levels of revenue and non-GAAP operating income were set somewhat below 2016 actual results. Nevertheless, the Committee believes that the goals set for 2017 were appropriately in line with guidance provided to investors for the year and are rigorous because they take into account the impact of the Company’s business transformation–especially (i) the shift from perpetual to subscription-based pricing, in which revenue is recognized over the multi-year life of the customer agreement rather than upfront, and (ii) the Company’s significant investments in 2017 in support of our ongoing strategic technology development and go-to-market efforts, which investments were expected to impact operating income for 2017.

“Perpetual Equivalent Value” represents the estimated value the Company would have recognized as revenue if the customer had purchased subscription licenses, rental or cloud under historical purchasing practices (i.e., under perpetual license purchasing options) and is calculated as follows:

• The value is based only on new incremental contracts with a minimum 1-year commitment that were executed during 2017.

• For software subscription license and rental agreements, we applied the calculated discount for each transaction to the perpetual list prices for software and hardware.

• For cloud offerings, we applied the calculated discount for the transaction to the perpetual list prices for such orders.*

• For all transactions, we excluded maintenance, software upgrades and recognized revenue in 2017.

• In all instances, the perpetual equivalent value could not exceed the contract value of the applicable transaction.

* For external reporting purposes in our 2017 periodic reports, we applied a more conservative approach in calculating the Perpetual Equivalent Basis in that we only applied this methodology for software sold in connection with cloud transactions and excluded the value of any charges for hosting, infrastructure and support services from the total value of our cloud offerings. As a result, our executives were incented to drive total revenue in connection with cloud transactions.

When establishing the performance objectives under the 2017 annual bonus plan in February 2017, the Committee also approved the use of the following adjustments to the revenue and operating income financial metrics and results: (i) the specified financial metrics would automatically increase to take into consideration the contributions of any significant acquisition transaction; (ii) the financial results would be adjusted to exclude the impact of foreign currency exchange rates from pre-established 2017 plan levels; and (iii) the financial results would be adjusted to exclude the cumulative effect of changes in federal accounting standards/GAAP.

36	2018 PROXY STATEMENT

Section 3: Core Compensation Program

Financial Measures

The following chart sets forth the GAAP revenue and non-GAAP operating income targets for 2017 and the related achievement levels on a perpetual equivalent value basis and the application of other adjustments described above.

FINANCIAL MEASURE (IN MILLIONS)	0% (THRESHOLD)	100% (TARGET)	200% (MAXIMUM)	ACTUAL PERFORMANCE(1)(2)	ACHIEVEMENT LEVEL
GAAP Revenue(1)	$2,195	$2,307	$2,664	$2,364	116%
Non-GAAP Operating Income(1)	$353	$379	$621	$393	106%
Total					111%

(1)	The performance goals for the financial measures were established on a perpetual equivalent basis. Likewise, the actual performance of GAAP revenue and non-GAAP operating income was determined by the Committee on a perpetual equivalent value basis, which resulted in a $255 million adjustment to actual GAAP revenue and a $164 million adjustment to non-GAAP operating income.

(2)	When it established the performance goals, the Committee authorized an adjustment to actual performance to exclude the impact of foreign currency exchange rates from pre-established plan rate levels, which resulted in a $47 million adjustment to actual non-GAAP operating income results on a perpetual equivalent basis.

Payouts of Annual Bonuses

Each of the named executive officers was entitled to a payout under our 2017 annual bonus program equal to 111% of his target annual incentive opportunity, which reflected a 111% achievement level for the financial measures, although the 2017 annual bonus payments to each of Messrs. Culhane and Scheppmann were prorated to reflect their respective period of service during 2017 as EVP and CFO. The 2017 annual bonus payment amounts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement on page 48. For more information on the 2017 annual bonus program for our named executive officers, please refer to the “Grants of Plan-Based Awards” section on page 50 of this proxy statement.

Long-Term Incentives (Equity Awards)

The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities, which vest over a period of three years. This structure is intended to align executives’ interests with those of our stockholders, enhance our retention incentives and focus our executives on delivering sustainable performance over the longer-term.

Annual Grants (2017-2018 award cycle)

Our executives are generally awarded annual equity grants at the end of each year, including performance-based restricted share unit awards that are based on performance periods that commence at the start of the following fiscal year. As described under the heading “2017 Target Compensation” on page 49 of this proxy statement, the performance-based restricted share unit awards approved by the Committee on November 27, 2017, as part of our 2017-2018 long-term incentive program are treated for financial accounting purposes as granted in February 2018, when the Committee established performance goals for those awards. As a result, those performance-based restricted share unit awards are not reported in the 2017 Summary Compensation Table or Grants of Plan-Based Awards Table, and will instead be reported in those tables in next year’s proxy statement, as awards granted during 2018.

When the Committee established the long-term incentive opportunities for our current named executive officers as part of our 2017-2018 annual award cycle (awards approved in 2017 that include performance-based awards with performance periods starting January 1, 2018), it considered a number of factors. As noted above, the Committee increased Mr. Lund’s long-term incentive opportunity slightly (approximately 1%) over his target opportunity for the 2016-2017 award cycle. Mr. Culhane’s target 2017-2018 long-term incentive award opportunity was negotiated at the time of his hire as our EVP and CFO based on competitive market data, taking into consideration his significant experience and new hire incentive considerations. In light of the changing scope and impact of certain executive’s responsibilities, the Committee made the following changes to the 2017-2018 long-term incentive opportunities for some of our named executive officers: (i) to reflect his performance and strategic importance to the Company, Mr. Ratzesberger’s opportunity was increased by approximately 24% over the prior year taking into account competitive market data for executives at the chief operating officer level; and (ii) the opportunities of Messrs. Harrington and Dinning declined. Mr. Scheppmann was not granted a long-term incentive opportunity for the 2017-2018 award cycle because he is on medical leave.

37

Section 3: Core Compensation Program

The target 2017-2018 long-term incentive opportunities approved by the Committee for our current named executive officers are set out in the table below.

NAME	2017-2018 LONG-TERM INCENTIVE OPPORTUNITY
Victor Lund	$8,500,000
Mark Culhane	$3,000,000
Oliver Ratzesberger	$2,800,000
Daniel Harrington	$1,750,000
John Dinning	$1,350,000	*

*	As noted below in Section 5 of this CD&A, Mr. Dinning’s equity award was forfeited when he left the Company in February 2018.

The Committee decided to allocate the 2017-2018 long-term incentive award opportunity 70% to performance-based restricted share units (“RSUs”) and 30% to time-based RSUs. The following table describes each of the awards used in the 2017-2018 long-term incentive program, along with its weighting and the rationale for its use.

EQUITY AWARD AND DESCRIPTION AND RATIONALE (2017-2018 AWARD CYCLE)	WEIGHT
Performance-Based RSUs	70%

Annual Recurring Revenue (“ARR”) Growth: 35% of the target long-term incentive award opportunity will be earned based on the achievement of cumulative double-digit ARR growth over a 3-year performance period.

•  ARR growth is a key strategic lever for our future business because it represents the extent to which our customers purchase Teradata products and services on a subscription basis which leads to a more predictable revenue stream over the longer-term.

•  ARR is a standard market measure used by stockholders to gauge the performance of software companies.

Percent of Total Contract Value for Subscription-Based Bookings versus Total Bookings: 35% of the target long-term incentive award opportunity will be earned based on the achievement of cumulative annual goals regarding annual total contract value for subscription-based bookings over a 3-year performance period (with annual goals set in the first quarter of each year during the performance period).

•  This measure is a key element of our strategy and is highly valued by our investors because it demonstrates that we are shifting to a more predictable revenue stream with respect to our core business for the longer-term.

•  Because it provides more predictability regarding our future financial performance, investors generally value subscription-based revenue at a higher multiple than perpetual license revenue.

Time-Based RSUs	30%

Retention of Key Executives During Implementation of Business Transformation:

•  The time-based RSUs provide our current named executive officers with the opportunity to receive shares of our common stock if they remain employed by us for a 3-year period and are intended to help retain executives who are important to the successful implementation of our business transformation.

•  The 30% weighting of time-based RSUs is aligned with peer practices and the 3-year cliff vesting schedule is designed to create meaningful retention incentives.

•  We received positive feedback from our stockholders regarding the allocation of 30% of the long-term incentive opportunity to time-based RSUs to create a more retentive and balanced executive compensation program.

(For more information on the 2017-2018 time-based restricted share unit awards for our named executive officers, please refer to the “Grants of Plan-Based Awards” section on page 50 of this proxy statement.)

38	2018 PROXY STATEMENT

Section 3: Core Compensation Program

Payout of 2016-2017 Performance-Based Restricted Share Units

As part of our annual 2016-2017 long-term incentive award cycle, we granted performance-based RSUs to our named executive officers (other than Mr. Culhane, who was not employed by the Company at that time), providing them with the opportunity to earn share units based on the extent to which specified performance objectives were achieved.

EQUITY AWARD AND DESCRIPTION AND RATIONALE (2016-2017 AWARD CYCLE)

Performance-based RSUs

•  63% of the total award opportunity consisted of performance-based RSUs based on the 2017 performance period (the “2017 performance-based RSUs”).

•  Half of these performance-based RSUs were based on three equally-weighted financial metrics and the other half were based on operational performance metrics in five key objective areas relating to our business transformation.

•  The payout opportunity for the portion of the award allocated to financial metrics ranged from 25% to 200% of the applicable number of share units; although no payout for financial goals could have been earned if performance was below the threshold level.

•  The payout opportunity for the portion of the award allocated to operational metrics ranged from 0% to 125% of the applicable number of share units.

Relative TSR Performance-based RSUs

•  37% of the total award opportunity consisted of performance-based RSUs based on our total stockholder return (“TSR”) relative to the other companies in the S&P 1500 Technology Index for the 3-year period ending December 31, 2019.

•  The payout opportunity for these performance-based RSUs ranges from 50% to 200% of the applicable number of share units.

Achievement of Financial Metrics for 2017 Performance-Based RSUs

The financial metrics for the 2017 performance-based RSUs were based on: (i) TCore consumption growth and profitability, a metric that tracks growth in the consumption of Teradata software by our customers, which can be calculated for all deployment options and is critical to our long-term success, and was subject to a minimum gross margin threshold; (ii) the revenue growth of our consulting services business; and (iii) non-GAAP EPS calculated on a perpetual equivalent value basis as described above. Non-GAAP EPS was defined as earnings per share excluding stock-based compensation expense and any other special items identified in the Company’s earnings releases for 2017. The non-GAAP EPS target for 2017 was consistent with the guidance given to investors for the year, and the Committee believes that the goal appropriately took into account the expected impact in 2017 of the Company’s continuing shift from perpetual to subscription-based license revenue and our commitment to make significant investments in 2017 in support of our ongoing strategic technology development and go-to-market efforts.

When establishing the financial metrics for the 2017 performance-based RSUs in February 2017, the Committee determined that non-GAAP EPS performance would be determined on a perpetual equivalent value basis and further approved the adjustment of financial results to exclude: (i) the impact of foreign currency exchange rates from pre-established 2017 plan levels; (ii) the cumulative effect of changes in federal accounting standards/GAAP; (iii) the cumulative effect of any changes in applicable tax laws resulting in a discrete item of tax expense or benefit during 2017; and (iv) the effect of share repurchases that exceed or fall below the pre-established 2017 plan levels.

39

Section 3: Core Compensation Program

The following chart sets forth the financial metric targets for the 2017 performance-based RSUs and related achievement level after the application of the applicable adjustments described above.

PERFORMANCE GOAL	25% (THRESHOLD)	100% (TARGET)	200% (MAXIMUM)	ACTUAL PERFORMANCE		ACHIEVEMENT LEVEL
TCore Consumption Growth and Profitability	18,800	22,000	26,300	21,271		88%
Consulting Revenue Growth	2%	20%	60%	24%		111%
Non-GAAP EPS	$1.97	$2.08	$3.44	$2.13	(1)	104%
Total						100.6%

(1)	Non-GAAP EPS results for 2017 were calculated on a perpetual equivalent value basis and assuming that there were 131.5 million weighted shares outstanding as of December 31, 2017, to avoid any distortions due to share repurchases being above or below 2017 plan levels, and were further adjusted by $0.09 per share to reflect the impact of foreign currency exchange rates relative to pre-established rates.

Achievement of Operational Metrics

The operational metrics applicable to 50% of the target number of the 2017 performance-based RSUs consisted of important business transformation goals in five equally weighted key objective areas: (i) establishment of new pricing; (ii) completion of key account market analysis; (iii) implementation of Teradata Everywhere; (iv) deployment of our services IP repository; and (v) development of a new sales incentive plan for 2018. The Committee believed that these operational objectives were essential for the execution of our transformation and that management needed to be keenly focused on achieving them under a schedule tied to our operating plan for the year. Each of these goals represent meaningful building blocks for Teradata’s strategy and future success.

A payout level was determined separately for each of the five equally weighted key objective areas, with no payout for performance below the threshold level, and a payout ranging from 75% to 125% for performance between threshold and maximum levels. To earn the threshold 75% payout level for a key objective area, at least 75% of the specific performance metrics for that area must have been met by the applicable deadlines. To earn the target 100% payout level for a key objective area, 100% of the specific performance metrics for that area must have been met by the applicable deadlines. To earn the maximum 125% payout level for a key objective area, 100% of the specific performance metrics for that area must have been met and at least two of those performance metrics must have been completed ahead of schedule.

The table below describes the operational metrics that were established by the Committee with respect to the 2017 performance-based RSUs and the level of achievement of those metrics. In making its objective determination of performance of these performance metrics, the Committee determined that all of the operational goals were completed on time or early during the year. As a result, under the pre-established formula for determining the achievement level of these awards, the calculated payout ranged from 100 to 120%. However, the Committee determined that a target level payout was more appropriate from a pay-for-performance perspective, elected not to pay above target, and reduced the payout level by setting it at the lower end of the prescribed range which is 100%.

40	2018 PROXY STATEMENT

Section 3: Core Compensation Program

ACHIEVEMENT OF OPERATIONAL METRICS

Completed Early
Completed On Time

KEY OBJECTIVE AREAS	OPERATIONAL PERFORMANCE METRICS	RESULTS

Establishment of New Pricing	New strategy and policy completed, documented and approved, including for key new offerings

Developed and implemented new training and field pricing tools

Completed pricing assessment and recommendations for 2018 adjustments

Teradata Everywhere	Teradata Managed Cloud services on IntelliFlex 1.1, IntelliBase 1.0 and AWS available for sale to customers

IntelliFlex 1.1 and IntelliBase 1.0 available for sale to customers

IntelliFlex 2.0 available for sale to customers

Teradata 16.10 available for sale to customers

Developed integrated service management model for cloud

Key Account Market Analysis	Completed 2018 go-to-market planning and reporting
Completed planning for account resourcing and development of prospect list for 2018

Services Intellectual Property Repository	IP repository available for all services teams with documented process and training
Developed and enhanced business value frameworks covering specified industries with specified increase in use of assets

Systematic tracking of assets re-used in engagements

Use of consulting-developed assets in specified number of projects

2018 Sales Incentive Plan	Updated consultant compensation model to support intellectual property capture and reuse

Analysis of 2017 compensation model criteria and performance used to develop 2018 compensation model design

Developed new 2018 sales compensation plan based on cross-functional team input, with appropriate incentives to support performance beyond targeted objectives

2018 sales compensation plan completed, approved and communicated to sales team

Based on actual performance results described above, our named executive officers (other than Mr. Culhane) earned a payout equal to 100.3% of their target 2017 performance-based RSUs. The units earned by our current named executive officers generally vest one-third on the date the Committee certified performance results, one-third on the first anniversary of the certification date, and the remaining third on the second anniversary of the certification date, subject to continued employment with Teradata and other standard terms and conditions. However, as noted in Section 5 of this CD&A, the 2017 performance-based RSUs earned by Mr. Dinning vested in full upon his departure from the Company in February 2018. Also, pursuant to the terms of his award agreement, the number of 2017 performance-based RSUs earned by Mr. Lund are fully vested effective as of December 31, 2017, but payment of his 2017 performance-based RSUs generally is deferred until the vesting dates applicable to the 2017 performance-based RSU awards held by our other current named executive officers.

41

SECTION 4: COMPENSATION CONSULTANT AND

PEER GROUP

Compensation Consultant

Until July 2017, the Committee retained Semler Brossy Consulting Group, LLC (“Semler Brossy”) to assist in developing and reviewing our executive compensation strategy and program. In August 2017, the Committee directly retained Frederic W. Cook & Co., Inc. (“FW Cook”) to replace Semler Brossy as the Committee’s independent compensation consultant, reporting directly to the Committee and serving at the sole discretion of the Committee. Neither consulting firm performed (or performs) any other services for the Company, other than advising the Board of Directors on its director compensation program. The Committee has assessed the independence of Semler Brossy pursuant to SEC rules and NYSE listing standards, and prior to engaging FW Cook, the Committee assessed FW Cook’s independence pursuant to those same rules and standards, and in each case the Committee concluded that there was no conflict of interest that would prevent the consulting firm from independently advising the Committee.

During their respective engagements, Semler Brossy and FW Cook each has provided information to the Committee regarding the target market compensation levels, pay mix, and overall design for the components of total direct compensation based on the pay practices of companies in our executive compensation peer group, as established by the Committee.

Compensation Peer Group

The Committee examines the Company’s peer group on an annual basis, with input from management and its independent compensation consultant. When establishing base salary and annual incentive levels in early 2017, the Committee took into account compensation paid by the members of the following compensation peer group (consisting of companies that generally: (i) are software focused or storage focused with a software component; (ii) have revenues of between one-third to three times our size; (iii) are publicly traded in the United States; (iv) sell predominately to businesses (i.e., business-to-business); and (v) conduct business globally):

COMPENSATION PEER GROUP

(UNTIL SEPTEMBER 18, 2017)

            Adobe Systems Incorporated

Akamai Technologies, Inc.

Autodesk, Inc.

CA, Inc.

Citrix Systems, Inc.

Cadence Design Systems

NetApp, Inc.

Open Text Corporation

Red Hat, Inc.

Salesforce.com, Inc.

Symantec Corporation

Synopsys, Inc.

Unisys, Inc.

Following the engagement of FW Cook, the Committee reviewed the Company’s compensation peer group and made several changes, effective September 19, 2017. With input from FW Cook, the Committee selected an updated compensation peer group consisting of companies that generally (i) have revenues of between one-third to three times our size; (ii) have a market capitalization of between one-third to six times our size; (iii) are U.S.-based (or Canada-based with a U.S.-style pay model and disclosure); and (iv) are in the software, internet software and services, or IT consulting industries. After evaluating potential peer companies that meet the above criteria, the Committee established the following updated peer group that it believes includes a group of companies who better represent Teradata’s strategic direction as a software-as-a-service business. The chart also compares our revenue with the revenues of our updated peer group, all of whom are technology-focused businesses with whom we compete for talent.

42	2018 PROXY STATEMENT

Section 4: Compensation Consultant and Peer Group

Peer Group v. Teradata

COMPANY	REVENUE	APPROX. # OF EMPLOYEES
	$869 M	3,257
	$915 M	3,445
	$1,074 M	2,800
	$1,384 M	4,665
	$1,632 M	4,500
	$1,871 M	7,094
	$1,913 M	6,500
	$1,956 M	9,000
	$1,980 M	13,500
	$2,182 M	10,615
	$2,291 M	14,467
	$2,418 M	6,200
	$2,521 M	10,700
	$2,662 M	10,362
	$2,746 M	15,000
	$3,441 M	8,071
	$3,485 M	9,000
	$4,062 M	11,500
	$4,143 M	10,000
	$4,310 M	11,000
	$4,686 M	11,500
	$5,550 M	10,700

For purposes of analyzing the pay levels of our peers, the Committee’s review encompassed two views of the market data: one including all of the peer group members and one excluding the two largest peer companies by revenue (VMware and Salesforce.com). The chart above compares our revenue with the revenues of our peer group for the last completed fiscal year. The Committee also reviewed competitive market data provided by FW Cook in connection with the hiring of Mr. Culhane as our CFO.

43

SECTION 5: SEVERANCE AND CHANGE IN CONTROL BENEFITS

Severance Agreements

We generally do not maintain employment agreements with any of our named executive officers. However, we entered into an offer letter with Mr. Dinning at the time of his promotion to Vice President, Product Marketing & Management, in December 2011, pursuant to which we were obligated to provide Mr. Dinning with mortgage subsidy payments over a five-year period that ended in 2017. As previously disclosed, the position of Executive Vice President and Chief Business Officer was eliminated effective February 5, 2018, and Mr. Dinning ceased to be an executive officer of the Company on that date, although he agreed to remain as an employee of the Company through February 28, 2018, to assist with the transition of his roles and responsibilities.

In connection with his departure from the Company, Mr. Dinning received severance benefits under the Teradata Executive Severance Plan, as described below. In addition, as agreed with Mr. Dinning in connection with his departure (and in lieu of the treatment of equity awards otherwise provided under the Executive Severance Plan): (i) all of his outstanding stock options vested as of his termination date and will be exercisable until the earlier of 59 days after such date or the expiration of the applicable option; (ii) all of his restricted share units (other than the restricted share units granted to him on November 27, 2017) vested, without pro-ration, as of his termination date; (iii) all of his performance-based RSUs (other than the performance-based RSUs granted to him on November 27, 2017) vested (or will become vested), without pro-ration, to the extent they are earned based on actual Company performance for the entire performance period; and (iv) the time-based RSUs and performance-based RSUs granted to Mr. Dinning on November 27, 2017 were forfeited and terminated upon his departure.

Effective as of November 9, 2017, Mr. Scheppmann stepped down from his role as EVP and CFO and went on medical leave under Teradata’s short-term disability plan. No special compensatory arrangements were made with Mr. Scheppmann because of the change in his position with the Company.

We agreed to certain basic terms of Mr. Culhane’s employment at the time he was hired to succeed Mr. Scheppmann as EVP and CFO, including his initial base salary and annual and long-term incentive opportunity levels and his entitlement to an allowance of up to $5,000 per month to cover the costs of his commuting expenses to Teradata’s office in San Diego, California.

Change in Control Severance Plan

Each of our named executive officers – other than Mr. Lund – participates in the Teradata Change in Control Severance Plan (the “CIC Plan”), the objectives and provisions of which are summarized below:

Business Objectives

•      Increased Retention Incentives. The CIC Plan enhances our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promotes objectivity in the evaluation of transactions that are in the best interests of our stockholders.

•      Alignment with Market Practices. Based on information provided by the Committee’s independent compensation consultant, change in control severance arrangements are used by a vast majority of the companies included in our compensation peer group, and the terms of our CIC Plan are consistent with prevailing market practices.

Severance Provisions

•      Severance Protections on Double Trigger. The CIC Plan provides for separation payments and benefits to our named executive officers (other than Mr. Lund), which are reviewed annually by the Committee. The CIC Plan provides benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control. The threshold for an acquisition of Teradata stock that would constitute a change in control is an acquisition of 50% or more of the Company’s outstanding common stock or voting securities.

•      No Excise Tax Gross Ups. The CIC Plan does not allow for “gross-up” payments related to excise taxes that may be imposed under Section 280G of the Internal Revenue Code.

44	2018 PROXY STATEMENT

Section 5: Severance and Change in Control Benefits

Executive Severance Plan

Effective February 1, 2017, the Committee approved the Teradata Executive Severance Plan (the “Executive Severance Plan”), in which each of our named executive officers other than Mr. Lund is a participant. This plan was adopted to promote retention incentives for our executives by establishing severance protections for participants that are consistent with both market levels and Teradata’s past practices, while eliminating the need to negotiate individual severance agreements in connection with an executive’s termination or at the time of hire.

For our participating named executive officers, the Executive Severance Plan provides severance protections, as described below, in the event of termination of employment by the Company without cause (and not because of the participant’s disability or death) prior to (and not in connection with) a change in control of the Company. As described above, each of our named executive officers other than Mr. Lund participates in the CIC Plan, and in the event of a termination of employment by the Company without cause or by the participant for good reason in connection with a change in control, those participants would be entitled to receive severance benefits as provided under the CIC Plan. Each of our participating named executive officers would be entitled to receive the following top level of benefits under the Executive Severance Plan in the event of a qualifying termination of employment:

•	Salary and target bonus continuation for one year;

•	A prorated annual cash incentive bonus for the year of termination (generally based on the executive’s “target” bonus opportunity and actual Company performance as determined under the Company’s Management Incentive Plan);

•	Continued medical, dental and visual care coverage, with the Company continuing to subsidize its share of the premium during the one-year salary continuation period;

•	Outplacement services for up to one year;

•	Pro-rata vesting of time-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•	For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and time-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date.

To receive severance benefits under the Executive Severance Plan, a participant must agree to a release of claims against the Company. As a condition of participation in the Executive Severance Plan, each eligible employee must also agree to comply with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

More information on the CIC Plan and the Executive Severance Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section beginning on page 54 of this proxy statement.

45

SECTION 6: OTHER COMPENSATION POLICIES AND PRACTICES

We maintain several key compensation policies and practices that reinforce our pay for performance culture and promote the alignment of the interests of our executives and our stockholders, including the following:

POLICY/PRACTICE	DESCRIPTION

Stock Ownership Guidelines	Our executives are subject to robust stock ownership guidelines, which require our CEO to hold at least 135,000 shares and our other current named executive officers to own 35,000 shares. Each of our current named executive officers other than Mr. Culhane has exceeded his required ownership level as of December 31, 2017, and Mr. Culhane has nearly met the guidelines ahead of schedule given his open-market purchase of Teradata stock after he joined the Company in November 2017.

Clawback and Harmful Activity Policies

We maintain a Compensation Recovery Policy (commonly referred to as a clawback policy), which generally provides that we may recover performance-based compensation if the payout was based on financial results that were subsequently restated. This policy supports the accuracy of our financial statements and, in conjunction with our stock ownership guidelines, helps to align the interests of our named executive officers with those of our stockholders. In light of our pay-for-performance culture, we felt strongly that our executives should be held to this higher standard of accountability.

We also retain the right to cancel outstanding equity awards and recover realized gains if executives are terminated for cause or engage in certain “harmful activity,” such as violating a non-competition or non-solicitation covenant.

Prohibition on Pledging and Hedging	Our insider trading policy restricts our employees, officers and directors from engaging in hedging transactions involving Teradata stock, including short sales, or from pledging Teradata securities.

Compensation Risk Assessment

Members of management from our human resources, legal and risk management groups assess whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees. This assessment includes a review of the risk characteristics of our business, our internal controls and related risk management programs, the design of our incentive plans and policies, and the impact of risk mitigation features. Management reports its findings to the Board of Directors and, based on that analysis, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

46	2018 PROXY STATEMENT

SECTION 7: TAX AND ACCOUNTING CONSIDERATIONS

In structuring our executive compensation program, the Committee takes into account the tax and accounting treatment of our executive compensation arrangements. One such consideration is the potential impact of the limitation on Teradata’s federal income tax deduction for certain annual compensation over $1 million paid to a “covered employee” under Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”). In making compensation decisions in 2017 and prior years, the Committee often sought to structure our incentive compensation arrangements with the intention that such arrangements would qualify for an exemption from Section 162(m) as “qualified performance-based compensation.” However, the Committee never adopted a policy that would have required all compensation to be deductible because the Committee wanted to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation would not be deductible under Section 162(m).

The Tax Cuts and Jobs Act, which was enacted on December 22, 2017, includes a number of significant changes to Section 162(m), such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2018 or future years, to the extent that it exceeds $1 million. In response, the Committee has taken steps that it deemed appropriate with the intention of preserving the deductibility of certain of our compensation arrangements that were in effect on the date of enactment of the Tax Cuts and Jobs Act. However, due to uncertainties regarding the scope of transition relief under the Tax Cuts and Jobs Act, there can be no guarantee that any compensation paid to our covered employees in excess of $1 million will be or remain exempt from Section 162(m). In any event, in light of the sweeping nature of the changes to Section 162(m), the Committee expects that, after 2017, the tax-deductible portion of Teradata’s executive compensation program will decrease.

47

COMPENSATION TABLES

2017 Summary Compensation

The following table summarizes the total compensation paid to, or earned by, each of our named executive officers for the fiscal year ended December 31, 2017, and the prior two fiscal years. The 2017 Target Compensation supplemental table following this table also provides additional information regarding the 2017 total direct compensation levels for our named executive officers as approved by the board’s Compensation and Human Resource Committee (the “Committee”).

NAME AND PRINCIPAL POSITION (1)	YEAR	SALARY (2) ($)	STOCK AWARDS (3) ($)	OPTION AWARDS (4) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (5) ($)	ALL OTHER COMPENSATION (6) ($)	TOTAL ($)
Victor Lund	2017	800,000	8,693,440		1,110,000	1,206	10,604,646
President and Chief Executive Officer	2016	526,776	8,104,841		680,000	1,930	9,313,547
Mark Culhane EVP and Chief Financial Officer	2017	67,671	930,773		83,250	8,004	1,089,698
Oliver Ratzesberger	2017	475,000	2,458,941		527,250	25,670	3,486,861
Chief Operating Officer	2016	434,719	1,431,715		429,675	16,398	2,312,507
Daniel Harrington EVP, Customer Support and Services	2017	469,220	2,236,648		520,834	15,502	3,242,204
	2016	467,737	1,816,809		477,041	16,591	2,778,178
	2015	443,633	2,198,178	470,900	142,308	14,569	3,269,588
John Dinning	2017	450,000	1,547,340		399,600	18,819	2,415,759
Former EVP and Chief Business Officer	2016	409,836	1,083,802		326,740	23,582	1,843,960
Stephen Scheppmann Former EVP and Chief Financial Officer	2017	515,346	1,915,306		508,750	18,092	2,957,494
	2016	512,947	1,863,346		523,068	16,465	2,915,826
	2015	478,215	1,038,332	403,635	152,907	14,374	2,087,463

(1)	Mr. Culhane’s start date was November 10, 2017, and he replaced Mr. Scheppmann as EVP and Chief Financial Officer at that time. Prior to February 5, 2018, Mr. Ratzesberger was EVP and Chief Product Officer of the Company. Mr. Lund became President and Chief Executive Officer of the Company in May 2016.

(2)	This column shows base salary earned during the year. For Mr. Scheppmann, this column also includes payments under our short-term disability program.

(3)	This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of performance-based restricted share units (“RSUs”) and time-based RSUs granted to our named executive officers in the applicable year.

See Note 5 of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017 (our “2017 Annual Report”) for an explanation of the assumptions made in valuing the awards reported in this column.

(4)	This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the stock options granted to our named executive officers for the applicable year. See Note 5 of the Notes to Consolidated Financial Statements contained in our 2017 Annual Report for an explanation of the assumptions made in valuing these awards.

(5)	This column reflects the cash bonus paid to our named executive officers under the annual bonus program for the applicable year. For more information concerning the 2017 annual incentive, see the Annual Bonus Awards discussion in the Compensation Discussion and Analysis section beginning on page 35 of this proxy statement.

(6)	The amounts reported in this column for 2017 include the following:

•	The dollar value of premiums paid to maintain life insurance for the benefit of each of Messrs. Lund, Culhane, Ratzesberger, Harrington, Dinning, and Scheppmann, in the amount of $1,206, $201, $1,528, $1,509, $1,447, and $1,769, respectively, under the Company’s life insurance program that is generally available to all U.S. employees;

•	The dollar value of matching contributions to our 401(k) savings plan, which are generally available to all plan participants and were made in 2017 on behalf of each of Messrs. Culhane, Ratzesberger, Harrington, Dinning, and Scheppmann, in the amount of $2,375, $13,500, $13,500, $13,500, and $13,500, respectively;

48	2018 PROXY STATEMENT

Compensation Tables

•	The final year of the dollar value of a mortgage subsidy for Mr. Dinning in the amount of $3,302, pursuant to his December 2011 offer letter;

•	For Messrs. Ratzesberger, Harrington, Dinning, and Scheppmann, the dollar value of family travel in connection with Company business in the amount of $10,642, $493, $570, and $2,823, respectively; and

•	For Mr. Culhane, $5,428 in commuting expenses for the cost of housing, airfare, and transportation.

For the performance-based RSUs granted in 2017, the following table sets forth the target number of units, their “target” grant date fair value reflected in the Stock Awards column above, and their grant date fair value assuming that the highest level of performance would be achieved. Mr. Culhane did not receive any performance-based RSUs with a grant date in 2017.

NAME	TARGET NUMBER OF ANNUAL PERFORMANCE- BASED RSUs (#)	PROBABLE GRANT DATE FAIR VALUE	MAXIMUM GRANT DATE FAIR VALUE
Victor Lund	192,875	$6,056,275	$12,112,550
Oliver Ratzesberger	50,644	$1,590,222	$3,180,444
Daniel Harrington	53,939	$1,693,685	$3,387,370
John Dinning	35,939	$1,128,485	$2,256,970
Stephen Scheppmann	60,997	$1,915,306	$3,830,612

2017 Target Compensation

The Committee approved the long-term incentive award opportunity for each of the named executive officers for the 2017-2018 grant cycle in November 2017 and February 2018. The Committee allocated the 2017-2018 long-term incentive award opportunity 70% to performance-based RSUs and 30% to time-based RSUs. The performance-based RSUs that were approved as part of the 2017-2018 grant cycle are not reflected in the “Stock Awards” column for 2017 because none of those awards had a “grant date” for financial accounting purposes until the Committee established performance goals in the first quarter of 2018. Instead, the “Stock Awards” column for 2017 includes the time-based RSUs that were approved by the Committee in November 2017 and also includes the 1-year performance-based RSUs that were approved by the Committee in November 2016 and for which the Committee established the applicable performance goals in February 2017. As a result, the Summary Compensation Table does not reflect the manner in which the Committee viewed or determined the 2017-2018 long-term incentive opportunity or the total direct compensation values for our named executive officers. The following table, which is not required under the SEC’s rules and is not a substitute for any of the tables required under the SEC’s rules, provides an alternative presentation of the target total direct compensation levels for our named executive officers as viewed by the Committee in November 2017.

NAME	SALARY ($)	TARGET VALUE ANNUAL INCENTIVE ($)	TARGET VALUE OF PBRSU AWARDS ($)	TARGET VALUE OF RSU AWARDS ($)	TOTAL DIRECT COMPENSATION ($)
Victor Lund	800,000	1,000,000	5,950,000	2,550,000	10,300,000
Mark Culhane	475,000	475,000	2,100,000	900,000	3,950,000
Oliver Ratzesberger	475,000	475,000	1,960,000	840,000	3,750,000
Daniel Harrington	469,220	469,220	1,225,000	525,000	2,688,440
John Dinning	450,000	360,000	945,000	405,000	2,160,000

49

Compensation Tables

2017 Grants of Plan-Based Awards

The following table summarizes information for each named executive officer regarding (i) estimated payouts under the 2017 annual bonus program, (ii) estimated payouts for the performance-based RSUs (also referred to as PBRSUs) that were granted in 2017, and (iii) time-based RSUs that were granted in 2017.

NAME	GRANT DATE	APPROVAL DATE (1)	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (2)			ESTIMATED POSSIBLE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK UNITS (4)	OPTION AWARDS: NUMBER OF SHARES UNDERLYING OPTIONS	EXERCISE OR BASE PRICE OF OPTION AWARDS	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS (5)
			THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	(#)	(#)	($/SH)	($)
Victor Lund
Annual Bonus Program				1,000,000	2,000,000
RSUs	11/27/2017	11/27/2017							72,034			2,637,165
PBRSUs	2/22/2017	2/22/2017				7,414	29,654	59,308				931,136
PBRSUs	2/22/2017	11/28/2016				40,805	163,221	326,442				5,125,139
Mark Culhane
Annual Bonus Program				83,250	166,500
RSUs	11/27/2017	11/27/2017							25,424			930,773
Oliver Ratzesberger
Annual Bonus Program				475,000	950,000
RSUs	11/27/2017	11/27/2017							23,729			868,719
PBRSUs	2/22/2017	2/22/2017				1,236	4,942	9,884				155,179
PBRSUs	2/22/2017	11/28/2016				11,426	45,702	91,404				1,435,043
Daniel Harrington
Annual Bonus Program				469,220	938,440
RSUs	11/27/2017	11/27/2017							14,831			542,963
PBRSUs	2/22/2017	2/22/2017				2,059	8,237	16,474				258,642
PBRSUs	2/22/2017	11/28/2016				11,426	45,702	91,404				1,435,043
John Dinning
Annual Bonus Program				360,000	720,000
RSUs	11/27/2017	11/27/2017							11,441			418,855
PBRSUs	2/22/2017	2/22/2017				824	3,295	6,590				103,463
PBRSUs	2/22/2017	11/28/2016				8,161	32,644	65,288				1,025,022
Stephen Scheppmann
Annual Bonus Program				550,000	1,100,000
PBRSUs	2/22/2017	2/22/2017				1,648	6,590	13,180				206,926
PBRSUs	2/22/2017	11/28/2016				13,602	54,407	108,814				1,708,380

(1)	In general, the grant date of the annual equity awards is the date of the meeting of the independent members of the board. The grant date of the performance-based RSUs approved on November 28, 2016, however, occurred on February 22, 2017, which is when the Committee established the applicable performance goals.

(2)	The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2017 annual bonus program (i.e., non-equity incentive plan awards) when the performance goals were established by the Committee. The actual amounts of the annual incentive awards earned for 2017 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. Note, Mr. Culhane’s eligible award is prorated based on his employment commencing in November 2017.

(3)	The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the performance-based RSUs granted in 2017. Those performance-based RSUs are earned based on the extent to which specified financial and operational performance goals are achieved for fiscal 2017. The units earned generally vest in three equal installments over a 3-year period with the performance determination date being the first vesting date, provided the executive remains employed by the Company. Dividends, if any, paid on the underlying shares during the vesting period are accumulated and reinvested in additional units.

(4)	Reflects the number of time-based RSUs granted in 2017, which generally vest on the third anniversary of the date of grant, provided that the executive remains employed by the Company. Dividends, if any, paid on the underlying shares during the vesting period are accumulated and reinvested in additional units.

(5)	Reflects the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the stock options, performance-based RSUs and time-based RSUs. See footnotes 1 and 2 of the Summary Compensation Table beginning on page 48 of this proxy statement for the assumptions used to calculate these values.

50	2018 PROXY STATEMENT

Compensation Tables

2017 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2017, and (ii) each award of performance-based RSUs and time-based RSUs that had not vested and remained outstanding as of December 31, 2017.

		OPTION AWARDS				STOCK AWARDS		EQUITY INCENTIVE PLAN AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(1) (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(2) (#) UNEXERCISABLE	OPTION EXERCISE PRICE(3) ($)	OPTION EXERCISE DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(4) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(5) ($)	NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	MARKET VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(5) ($)
Victor Lund	11/27/2017					72,034	2,770,428
	11/28/2016							163,221	6,277,480
	5/6/2016							78,740	3,028,340
Mark Culhane	11/27/2017					25,424	977,807
Oliver Ratzesberger	11/27/2017					23,729	912,617
	2/22/2017					4,957	190,646
	2/22/2017					45,839	1,762,968
	11/28/2016							45,702	1,757,699
	2/7/2016					6,452	248,144	10,623	408,561
	12/1/2015	11,833	11,833	30.63	11/30/2025	4,250	163,455
	7/1/2015					10,433	401,253
	12/1/2014	4,235	1,412	44.43	11/30/2024
	12/3/2013	5,803		45.35	12/2/2023
Daniel Harrington	11/27/2017					14,831	570,400
	2/22/2017					8,262	317,757
	2/22/2017					45,839	1,762,968
	11/28/2016							45,702	1,757,699
	2/7/2016					11,291	434,252	18,591	715,010
	12/1/2015	20,708	20,708	30.63	11/30/2025	7,437	286,027
	5/15/2015					23,196	892,118
	2/9/2015					457	17,576
	12/1/2014	25,412	8,471	44.43	11/30/2024
	12/3/2013	34,816		45.35	12/2/2023
	11/27/2012	26,122		61.55	11/26/2022
	11/29/2011	28,606		50.70	11/28/2021
	11/30/2010	29,865		41.09	11/29/2020
	1/3/2000					7,777	299,103
John Dinning	11/27/2017					11,441	440,021
	2/22/2017					3,305	127,110
	2/22/2017					32,742	1,259,257
	11/28/2016							32,645	1,255,527
	2/7/2016					5,377	206,799	8,853	340,486
	12/1/2015	9,861	9,861	30.63	11/30/2025	3,541	136,187
	7/1/2015					6,521	250,798
	12/1/2014	2,435	812	44.43	11/30/2024
	12/3/2013	2,901		45.35	12/2/2023
	11/27/2012	2,177		61.55	11/26/2022
	11/29/2011	1,714		50.70	11/28/2021
	11/30/2010	3,077		41.09	11/29/2020
	12/1/2009	3,963		30.68	11/30/2019
	12/2/2008	5,293		13.77	12/1/2018
Stephen Scheppmann	2/22/2017					6,610	254,221
	2/22/2017					54,570	2,098,762
	11/28/2016							54,407	2,092,493
	2/7/2016					9,678	372,216	15,935	612,860
	12/1/2015	17,750	17,750	30.63	11/30/2025	6,374	245,144
	2/9/2015					355	13,653
	12/1/2014	19,765	6,589	44.43	11/30/2024
	12/3/2013	34,816		45.35	12/2/2023
	11/27/2012	26,122		61.55	11/26/2022
	11/29/2011	28,606		50.70	11/28/2021
	11/30/2010	32,579		41.09	11/1/2019
	12/1/2009	39,632		30.68	11/30/2019

(1)	This column shows the number of common shares underlying outstanding stock options that have vested as of December 31, 2017.

51

Compensation Tables

(2)	This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2017. The remaining vesting dates for each award are as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE
12/1/2014	12/1/2018	25% vests each year for four years after the date of grant
12/1/2015	12/1/2018, 12/1/2019	25% vests each year for four years after the date of grant

(3)	This column shows the exercise price for each stock option reported in the table, which equaled the fair market value per share on the date of grant.
(4)	These columns show the aggregate number of performance-based RSUs and time-based RSUs outstanding as of December 31, 2017. The remaining vesting dates for each award are as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE
1/3/2000	4/30/2018	100% vests on 55th birthday
2/9/2015	2/9/2018	1/3 increments over a 3-year time period after performance level determination is made by the Committee
5/15/2015	5/15/2018	100% vests three years from the date of grant
7/1/2015	7/1/2018	100% vests three years from the date of grant
12/1/2015	12/1/2018	1/3 increments each year for three years after the date of grant
5/6/2016	Q1 2019*	2016-2018 performance period: 100% vests after performance level determination is made by the Committee
2/7/2016	Q1 2019*	2016-2018 performance period: 100% vests after performance level determination is made by the Committee
2/7/2016	2/7/2018, 2/7/2019	1/3 increments over a 3-year time period after performance level determination is made by the Committee
11/28/2016	Q1 2020*	2017-2019 performance period: 100% vests after performance level determination is made by the Committee
2/22/2017	2/22/2018, 2/22/2019, 2/22/2020	1/3 increments over a 3-year time period after performance level determination is made by the Committee
11/27/2017	11/27/2020	100% vests three years from the date of grant

*	Additionally, this column under the “Equity Incentive Plan Awards” heading shows the number of outstanding performance-based RSUs at the “target” level for awards with grant dates of February 7, 2016 and May 6, 2016, because our relative TSR performance through December 31, 2017 was above “threshold” level for those awards. For awards with grant dates of November 28, 2016 the number of outstanding performance-based RSUs is reported at the next highest level (150%) because our relative TSR performance through December 31, 2017 was above “target” level for those awards.
(5)	These columns show the aggregate dollar value of the performance-based RSUs and time-based RSUs using the closing stock price on December 29, 2017 of $38.46 per share.

2017 Option Exercises and Stock Vested

The following table sets forth information for each named executive officer with respect to (i) the exercise of stock options in 2017, and (ii) the vesting of performance-based RSUs and time-based RSUs during 2017.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE(1) ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING(2) ($)
Victor Lund	—	—	265,186	9,389,185
Mark Culhane	—	—	—	—
Oliver Ratzesberger	—	—	9,757	347,711
Daniel Harrington	—	—	18,102	643,703
John Dinning	—	—	7,542	267,545
Stephen Scheppmann	69,383	657,797	15,118	537,006

52	2018 PROXY STATEMENT

Compensation Tables

(1)	The value realized on exercise equals the number of shares exercised multiplied by the excess of the closing market price of our common stock on the exercise date over the exercise price per share.
(2)	The value realized on vesting equals the number of shares acquired multiplied by the closing market price of our common stock on the acquisition date. For Mr. Lund, the amount reported in this column includes $7,440,226, representing the vesting date value of 193,454 performance-based RSUs that vested on December 31, 2017 and $1,948,958, representing the vesting date value of 71,732 performance-based RSUs that vested on December 31, 2016, which vested performance-based RSUs generally are paid on a deferred basis, in 1/3 installments on the date that the applicable performance level determination was made by the Committee and on each of first and second anniversaries of the applicable performance level determination date.

Non-Qualified Deferred Compensation

The Company does not maintain a non-qualified defined contribution plan or other deferred compensation plans. However, the 1-year performance-based RSU awards granted to Mr. Lund for the 2017 and 2016 fiscal year performance periods were fully vested at December 31, 2016 and December 31, 2017, respectively, but generally are payable on a deferred basis in 1/3 installments (except for certain termination of employment scenarios described further in the Potential Payments Upon Termination or Change in Control section on page 54 of this proxy statement) on the date that the applicable performance level determination was made by the Committee and on each of first and second anniversaries of the applicable performance level determination date. As a result, the Non-Qualified Deferred Compensation Table below includes information about Mr. Lund’s 2017 and 2016 performance-based RSUs. The performance-based RSUs granted to Mr. Lund for the performance period commencing in 2018 follow the vesting terms of the award agreements granted to our other named executive officers, which generally require continued employment during the full performance period.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR(1) ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR(2) ($)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS(3) ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END(4) ($)
Victor Lund	—	9,389,185	641,050	750,774	9,279,461
Mark Culhane	—	—	—	—	—
Oliver Ratzesberger	—	—	—	—	—
Daniel Harrington	—	—	—	—	—
John Dinning	—	—	—	—	—
Stephen Scheppmann	—	—	—	—	—

(1)	For Mr. Lund, the amount reported in this column includes $7,440,226, representing the vesting date value of 193,454 2017 performance-based RSUs that vested on December 31, 2017 and $1,948,958, representing the vesting date value of 71,732 2016 performance-based RSUs that vested on December 31, 2016. The grant date fair value of the target number of Mr. Lund’s 2017 performance-based RSUs ($6,056,275) is reported as compensation to Mr. Lund in the Summary Compensation Table for the 2017 fiscal year.

(2)	Represents the appreciation in value in the number of shares of our common stock underlying Mr. Lund’s vested 2017 and 2016 performance-based RSUs from December 31, 2016 through December 31, 2017 (or, if earlier, until the time of settlement of those performance-based RSUs). No portion of this amount was reported as compensation to Mr. Lund in the Summary Compensation Table for 2017.

(3)	Represents the payment date value of the number of shares of our common stock that were delivered in settlement of Mr. Lund’s vested 2016 performance-based RSUs during fiscal 2017.

(4)	Represents the aggregate dollar value of 241,276 outstanding vested performance-based RSUs held by Mr. Lund on December 31, 2017, using our closing stock price on December 29, 2017 of $38.46 per share. The grant date fair value of the target number of Mr. Lund’s 2016 performance-based RSUs ($2,215,744) was previously reported as compensation to Mr. Lund in the Summary Compensation Table for the 2016 fiscal year.

Pension Benefits

We do not maintain any qualified or non-qualified defined benefit plans.

53

POTENTIAL PAYMENTS UPON

TERMINATION OR CHANGE IN CONTROL

Background

We have entered into agreements and maintain plans and arrangements that may require us to pay or provide compensation and benefits to our named executive officers in the event of certain terminations of employment or a change in control. For example, all of our named executive officers other than Mr. Lund are participants in our CIC Plan, which provides “double-trigger” severance protections in the event that a participating executive’s employment is terminated under qualifying circumstances in connection with a change in control, and in our Executive Severance Plan, which provides severance protections in the event that a participant’s employment is terminated by the Company without cause (other than as a result of death, disability or a change in control). Estimates of the amounts to be paid or provided to each of our named executive officers in connection with a termination of employment or a change in control are provided below.

Estimated Payments to Named Executive Officers

The estimates set forth below of the amounts payable to our named executive officers upon termination of employment or in connection with a change in control are based on the assumption that the various triggering events occurred on the last day of 2017, along with other material assumptions noted below. The actual amounts that would be paid to a named executive officer upon termination or a change in control can only be determined at the time the actual triggering event occurs.

The estimated amount of compensation and benefits described below for our named executive officers generally does not take into account compensation and benefits that were already earned at the time of the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, the estimates below for our named executive officers do not provide information on the payout of 2017 incentive awards under the annual bonus program for our named executive officers, because those awards were earned as of December 31, 2017, subject to Committee approval, regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Outstanding Equity Awards at Fiscal Year-End table for a complete summary of each named executive officer’s vested equity awards as of December 31, 2017, and to the Summary Compensation Table for the annual incentives earned by our named executive officers in 2017.

Non-Change in Control Scenarios

Executive Severance Plan

Each of our named executive officers other than Mr. Lund participates in the Executive Severance Plan, which was adopted effective February 1, 2017. In the event of an involuntary termination of his employment in connection with a reduction-in-force, Mr. Lund would be eligible to receive severance benefits under our reduction-in-force programs that are generally available to the Company’s salaried, U.S.-based employees.

For our participating named executive officers, the Executive Severance Plan generally provides severance benefits in the event of termination of employment by the Company without cause (but not as a result of the participant’s disability or death). However, in the event of the termination of a participating named executive officer’s employment in connection with a change in control of Teradata, severance benefits generally would be provided under the CIC Plan, as discussed below.

In the event of a qualifying termination of employment without cause (not in connection with a change in control), each of our participating named executive officers would be entitled to receive the following severance benefits under the terms of the Executive Severance Plan:

•	Salary and target bonus continuation for one year;

•	A prorated annual cash incentive bonus for the year of termination (generally based on the executive’s “target” bonus opportunity and actual Company performance as determined under the Company’s Management Incentive Plan);

54	2018 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

•	Continued medical, dental and vision care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;

•	Outplacement services for up to one year;

•	Pro-rata vesting of time-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•	For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and time-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date.

Severance benefits under the Executive Severance Plan are conditioned upon the participant’s release of claims against the Company, as well as compliance with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

Treatment of Equity Awards on Termination of Employment (not in Connection with a Change in Control)

The following chart summarizes the vesting treatment of the equity awards held by our named executive officers in the event of termination of employment, other than termination in connection with a change in control. The vesting treatment described below is conditioned upon the participant’s compliance with non-competition and non-solicitation provisions for a 12-month period (or, if applicable law requires a shorter period, for the maximum period allowed under applicable law), as well as confidentiality restrictions. Our performance-based RSUs and time-based RSUs generally pay out upon vesting. However, to the extent necessary to comply with Section 409A of the Internal Revenue Code, as amended, and avoid triggering adverse tax consequences to our executives, payment of vested performance-based RSUs and time-based RSUs may be delayed until termination of employment, six months after termination of employment, or the end of the scheduled performance or service period.

SITUATION	PERFORMANCE-BASED RSUS	TIME-BASED RSUs	STOCK OPTIONS
Death and Long-Term Disability (“LTD”)

In the event of death or LTD during the performance period, a pro-rata portion of the award, calculated as of the date of death or LTD, will become vested based on actual results during the performance period.

In the event of death or LTD after the end of the performance period and prior to payment, awards vest in full, to the extent earned, upon the date of death or LTD.

Awards vest in full upon the date of death or LTD.

Awards vest in full upon the date of death or LTD. Awards granted after 2008 remain exercisable until the later of the expiration of the 10-year term or three years after death or LTD. Awards granted in 2007 and 2008 remain exercisable until the later of the expiration of the 10-year term or (a) one year after death or LTD, if death or LTD occurs prior to age 55, or (b) three years after death or LTD, if death or LTD occurs on or after age 55.

Retirement (termination on or after age 55, with the consent of the Committee, where applicable)

Generally, a pro-rata portion of the award, calculated as of retirement, will become vested based on actual results during the performance period.

Mr. Lund’s performance-based RSUs for performance periods beginning in 2016 and 2017 will become vested in full (without pro-ration), based on actual results if his employment terminates after the first year of the applicable performance period for any reason other than a termination by Teradata for cause.

		Generally, a pro-rata portion will become vested as of date of retirement.	Unvested awards are forfeited. Vested awards expire the earlier of three years following retirement date or the expiration date.

55

Potential Payments Upon Termination or Change in Control

SITUATION	PERFORMANCE-BASED RSUS	TIME-BASED RSUs	STOCK OPTIONS
Termination without Cause	A pro-rata portion of the award, calculated as of the date of termination will become vested based on actual results during the performance period.

A pro-rata portion will become vested as of the date of termination, and retirement-eligible participants (i.e., participants aged 55 or older) may be credited with an additional year of vesting service.

Unvested awards are forfeited. Vested awards generally expire the earlier of the fifty-ninth day after termination or the expiration date.

However, retirement-eligible participants (i.e., participants aged 55 or older) are credited with an additional year of vesting service, and their options remain exercisable until the earlier of 3 years after termination or the original option expiration date.

Voluntary Resignation (other than retirement, as described above)	Unvested awards are forfeited.	Unvested awards are forfeited.	Unvested awards are forfeited. Vested awards expire the earlier of the fifty-ninth day after termination or the expiration date.

The tables below quantify the amounts that would be payable to our named executive officers in the event of termination of employment, other than termination in connection with a change in control.

Death or Disability

We would have provided each named executive officer (or his beneficiary) with the following estimated payments or benefits had he died or become disabled on December 31, 2017.

EXECUTIVE	LIFE INSURANCE ($)(1)	DISABILITY PAYMENTS ($)(2)	STOCK OPTIONS ($)(3)	RESTRICTED SHARE UNITS ($)(3)	TOTAL ($)
Victor Lund	1,200,000	642,028	—	19,263,215	21,105,243
Mark Culhane	950,000	524,408	—	977,807	2,452,215
Oliver Ratzesberger	3,450,000	527,454	185,305	4,309,504	8,472,263
Daniel Harrington	938,400	570,543	324,287	5,115,814	6,949,044
John Dinning	1,800,000	585,000	154,423	2,902,908	5,442,331
Stephen Scheppmann	1,100,000	564,473	277,965	3,818,814	5,761,252

(1)	Proceeds would be payable by a third-party insurer. Benefits provided upon death depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same Company-provided life insurance coverage as is generally offered to U.S.-based employees. The coverage generally is 200% of base salary for life insurance. Each U.S.-based employee has the option of choosing a higher level of coverage at his own expense. Each named executive officer opted for core coverage for 2017, except for Messrs. Ratzesberger and Dinning, who opted for higher coverage.

(2)	Benefits provided upon disability generally depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same short-term and long-term disability coverage as is generally offered to U.S.-based employees. The core coverage is (i) for short-term disability, 100% of base salary for two to 18 weeks depending on years of service and 66 2/3% of base salary for the remainder of a 26-week period, and (ii) for long-term disability, 50% of base salary (up to a maximum monthly payment of $15,000) for the duration of an employee’s long-term disability. Each U.S. employee has the option of choosing a higher level of coverage at his own expense. Each named executive officer opted for core coverage for 2017, except for Messrs. Ratzesberger and Dinning, who opted for higher coverage. The payments above assume maximum payout based on the named executive officer’s coverage election for 26 weeks of short-term disability plus two years of long-term disability.

(3)	Equity valuations are based on a closing price of our stock on December 29, 2017 of $38.46.

56	2018 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

Retirement

We would have provided each named executive officer with the following estimated payments if he had retired (with Committee consent, where applicable) on December 31, 2017.

EXECUTIVE	RESTRICTED SHARE UNITS ($)(1)(2)	TOTAL ($)
Victor Lund	16,569,744	16,569,744
Mark Culhane	27,161	27,161
Oliver Ratzesberger	—	—
Daniel Harrington	—	—
John Dinning	—	—
Stephen Scheppmann	1,822,676	1,822,676

(1)	Equity valuations are based on a closing price of our stock on December 29, 2017 of $38.46.

(2)	Only Messrs. Lund, Culhane and Scheppmann were eligible for retirement (age 55 or older) on December 31, 2017. Committee consent would be required for retirement vesting of Mr. Culhane’s and Mr. Scheppmann’s RSU awards, but not for Mr. Lund’s RSU awards.

Termination without Cause (not in Connection with a Change in Control)

Each named executive officer would have been entitled to the following estimated payments and benefits if, on December 31, 2017 and not in connection with a change in control, we terminated the executive’s employment without cause (and not as a result of death or disability). For named executive officers other than Mr. Lund, the amounts reported in the table below reflect the benefits that would have been provided under the Executive Severance Plan in the event of a termination of employment without cause on that date.

EXECUTIVE	CASH ($)(1)	STOCK OPTIONS ($)(2)	RESTRICTED SHARE UNITS ($)(2)	WEFARE BENEFITS($)	OUT-PLACEMENT COUNSELING ($)	TOTAL ($)
Victor Lund	400,000	—	17,493,220	—	10,000	17,903,220
Mark Culhane	950,000	—	353,097	15,147	10,000	1,328,244
Oliver Ratzesberger	950,000	—	1,768,697	15,147	10,000	2,743,844
Daniel Harrington	938,441	—	2,576,070	14,463	10,000	3,538,974
John Dinning	810,000	—	1,272,172	14,463	10,000	2,106,635
Stephen Scheppmann	1,100,000	69,491	2,064,038	10,293	10,000	3,253,822

(1)	Mr. Lund does not participate in the Executive Severance Plan (or the CIC Plan) and is not a party to any agreement with the Company that provides for cash severance upon a termination without cause. However, Mr. Lund participates in our reduction-in-force programs that are generally available to the Company’s salaried, U.S.-based employees, and the cash amount reported for Mr. Lund in this column reflects the maximum cash severance benefits provided under those programs. The cash amounts reported in this column for named executive officers other than Mr. Lund reflect cash severance benefits under the Executive Severance Plan, but do not reflect any pro-rata annual bonuses for 2017. This is because we are required to assume a termination date of December 31, 2017. On that date, each named executive officer would have already earned a bonus for 2017 regardless of whether he terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2017 bonus paid to each executive.

(2)	Equity valuations are based on a closing price of our stock on December 29, 2017 of $38.46. For Messrs. Lund, Culhane and Scheppmann, who were retirement-eligible (age 55 or older) on December 31, 2017, the equity values reported above include an additional 12 months of vesting service for time-based equity awards.

Change in Control Scenarios

Change in Control Severance Plan

We maintain the CIC Plan to help retain key executives by reducing personal uncertainty that may arise from the possibility of a change in control and to promote their objectivity and neutrality in evaluating transactions that may be in the best interest of the Company and its stockholders. This plan establishes objective criteria to determine whether a change in control has occurred, and provides for severance payments and benefits on a “double trigger” basis (including vesting of equity awards that are assumed in a change in control transaction). The “double trigger” design is intended to further our goals to retain key executives upon a change in control.

57

Potential Payments Upon Termination or Change in Control

Each named executive officer other than Mr. Lund participates in the CIC Plan. In the event of an involuntary termination of his employment in connection with a reduction-in-force, Mr. Lund would be eligible to receive severance benefits under our reduction in force programs that are generally available to the Company’s salaried, U.S.-based employees.

Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:

•	A lump sum payment equal to 2.0 times the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;

•	A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;

•	Continued medical, dental and life insurance coverage for two years; and

•	Continued outplacement and financial counseling services, if such services are offered at such time, for one year.

The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan. The CIC Plan does not provide for any “gross-up” payments related to excise taxes that may be imposed on an executive in connection with a change in control.

For purposes of the plan, the term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company. The term “good reason” generally means: (i) the assignment of duties inconsistent with the executive’s position, authority, duties or responsibilities as in effect prior to a change in control; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) a failure to continue the equity compensation plan or other employee benefit programs; (vi) a relocation of the executive’s office by more than forty miles (provided that it also increases the executive’s commute by more than 20 miles); or (vii) failure to require a successor to assume the plan.

The term “change in control” generally means any of the following: (i) an acquisition of 50% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true—our old stockholders do not hold at least 50% of the combined enterprise, there is a 50%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Treatment of Equity Awards

As described above, the CIC Plan generally provides for “double trigger” vesting of employee equity awards in connection with a change in control, meaning that, if the awards are assumed by the surviving entity in the change of control, vesting of the awards will not accelerate unless the executive also has a qualifying termination of employment (by the Company without cause or by the executive for good reason). In contrast, if the surviving entity does not assume the equity awards upon the change in control, unvested awards will become vested upon the occurrence of the change in control. The chart below summarizes the treatment of our employee equity awards–as outstanding on December 31, 2017–in connection with a change of control.

58	2018 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

CHANGE IN CONTROL (“CIC”)
1-YEAR PERFORMANCE PERIOD PERFORMANCE-BASED RSUs	3-YEAR PERFORMANCE PERIOD PERFORMANCE-BASED RSUs	TIME-BASED RSUs	STOCK OPTIONS

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the performance period, or based on actual performance, if the CIC occurs after the end of the performance period and prior to payment.

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period.

		If the award is not assumed by the surviving entity, then vesting accelerates upon the CIC.	If the option is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the award is assumed, then, subject to the executive’s continued employment (except for Mr. Lund, whose performance-based RSUs will be fully vested based on service through December 31 of the applicable 1-year performance period), the award will continue to vest, either at the “target” level, if the CIC occurs during the performance period, or based on actual performance, if the CIC occurs after the end of the performance period and prior to payment. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his employment for “good reason,” within twenty-four months after the CIC.

If the award is assumed, then, subject to the executive’s continued employment (except for Mr. Lund, whose performance-based RSUs will be fully vested based on service through December 31 of the first year of the applicable 3-year performance period), the award will continue to vest, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his employment for “good reason,” within 24 months after the CIC.

If the award is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability or the executive terminates his employment for “good reason,” within twenty-four months after the CIC.

If the option is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability, or the executive terminates his employment for “good reason”, within twenty-four months after the CIC.

59

Potential Payments Upon Termination or Change in Control

The tables below quantify the amounts that would be payable to our named executive officers in the event of a change in control or in the event of termination of employment in connection with a change in control.

Qualifying Termination Within Two Years After a Change in Control

Our named executive officers would have been entitled to the following estimated payments and benefits if a change in control occurred on December 31, 2017, and (i) for the named executive officers other than Mr. Lund, the executive’s employment was terminated without “cause” or the executive terminated his employment for “good reason” immediately following such change in control, or (ii) for Mr. Lund, his employment was involuntarily terminated in a reduction-in-force immediately following such change in control.

EXECUTIVE	CASH ($)(1)	STOCK OPTIONS ($)(2)	RESTRICTED SHARE UNITS ($)(2)	WEFARE BENEFITS($)	OUT-PLACEMENT COUNSELING ($)	TOTAL ($)
Victor Lund	400,000	—	19,263,215	—	10,000	19,673,215
Mark Culhane	1,900,000	—	977,807	33,349	10,000	2,921,156
Oliver Ratzesberger	1,073,975	185,305	5,259,441	33,349	10,000	6,562,070
Daniel Harrington	1,221,913	324,287	6,167,900	31,944	10,000	7,756,044
John Dinning	962,458	154,423	3,597,657	31,820	10,000	4,756,358
Stephen Scheppmann	1,418,138	277,965	4,991,838	24,124	10,000	6,722,065

(1)	Mr. Lund does not participate in the CIC Plan (or Executive Severance Plan) and is not a party to any agreement with the Company that provides for cash severance upon a termination without cause or for good reason in connection with a change in control. However, as described above, Mr. Lund participates in our reduction-in-force programs that are generally available to the Company’s salaried, U.S.-based employees, and the cash amount reported for Mr. Lund in this column reflects the maximum cash severance benefits provided under those programs. The cash amounts reported in this column for named executive officers other than Mr. Lund reflect cash severance benefits under the CIC Plan, but do not reflect any pro-rata annual bonuses for 2017. This is because we are required to assume a termination date of December 31, 2017. On that date, each named executive officer would have already earned a bonus for 2017 regardless of whether he terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2017 bonus paid to each executive.

(2)	Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 29, 2017 of $38.46; (ii) the awards are assumed in the corporate transaction and vest immediately prior to the change in control (at the “target” level, in the case of the relative TSR performance-based RSUs granted in 2015 and 2016, and based on actual performance for the 2017 performance-based RSUs); and (iii) each named executive officer’s employment is terminated without “cause” or by the executive for “good reason” immediately after the corporate transaction.

Change in Control and Equity Awards are not Assumed by Surviving Entity

Our named executive officers would have been entitled to the following estimated payments and benefits in the event that a “change in control” occurred on December 31, 2017, and the named executive officer’s equity awards were not assumed by the surviving entity. If the awards were assumed by the surviving entity, then the awards would not vest on a change in control, but would vest on a qualifying termination within two years after the change in control as illustrated in the table immediately above.

NAME	STOCK OPTIONS ($)(1)	RESTRICTED SHARE UNITS ($)(1)	TOTAL ($)
Victor Lund	—	19,263,215	19,263,215
Mark Culhane	—	977,807	977,807
Oliver Ratzesberger	185,305	5,259,441	5,444,746
Daniel Harrington	324,287	6,167,900	6,492,187
John Dinning	154,423	3,597,657	3,752,080
Stephen Scheppmann	277,965	4,991,838	5,269,803

(1)	Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 29, 2017 of $38.46; and (ii) the awards are not assumed in the corporate transaction, vest immediately prior to the change in control (at the “target” level, in the case of the relative TSR performance-based RSUs granted in 2015 and 2016, and based on actual performance for the 2017 performance-based RSUs) and are cashed out.

60	2018 PROXY STATEMENT

CEO PAY RATIO DISCLOSURE

We are providing the following information regarding the relationship of the annual total compensation of our CEO and that of our “median employee,” as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with these new pay ratio disclosure rules.

For our 2017 fiscal year:

•	The estimated median of the annual total compensation of all of our employees, excluding the CEO, was $77,565;

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table on page 48 of this proxy statement, was $10,604,646; and

•	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was estimated to be 137 to 1.

In determining the pay ratio information provided above, we first identified our “median employee” for the 2017 fiscal year by using the following methodology, as permitted by the SEC’s pay ratio disclosure rules:

•	We selected December 31, 2017 as the date upon which we would identify our employee population and median employee, and, from our tax and payroll records, we compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on that date, including employees working both within and outside of the United States.

•	We used total cash compensation during the 2017 fiscal year as a consistently applied compensation measure to identify our median employee from the employees on the list. For this purpose, we define total cash compensation as the sum of base wages and annual incentives payable in cash during the year. We did not annualize the total cash compensation of any permanent employees who were employed for less than the full year. For employees working outside of the United States, we converted total cash compensation to U.S. dollars using 2017 exchange rates.

•	Applying the methodology described above, we determined that our median employee for fiscal 2017 was a Customer Services Representative located in the United States.

Once our median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table on page 48 of this proxy statement.

It should be noted that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

61

ADVISORY (NON-BINDING) VOTE

ON EXECUTIVE COMPENSATION

(Item 2 on Proxy Card)

The foundation of our executive compensation program is to pay for performance. Our executive officers are compensated based on the key financial and strategic drivers of our business and in a manner that is consistent with competitive practices and sound corporate governance principles. We believe that our executive compensation program aligns our incentive compensation with the long-term interests of our stockholders because it is designed to motivate our executives to deliver long-term sustainable growth and stockholder value, and to provide retention incentives. The board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis and related tables and narratives, beginning on page 28 of this proxy statement, for additional details on our executive compensation program.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are able to vote to approve, on an advisory (non-binding) basis no less than once every three years, the compensation of our named executive officers (a “say-on-pay” vote). Since our annual meeting of stockholders in 2011, we have provided our stockholders with annual say-on-pay voting opportunities. In connection with our 2017 annual meeting, our advisory say-on-pay proposal received a 97% favorable vote at the meeting, and our stockholders expressed a continued preference for annual say-on-pay votes. Our Board of Directors has determined that it will provide our stockholders with annual say-on-pay voting opportunities.

Since 2015, our Board of Directors has regularly engaged stockholders to solicit their input regarding the Company’s executive compensation program. This past year, we again sought feedback from our largest 25 institutional investors, representing over 82% of Teradata’s outstanding shares. Discussions with investors who responded to our outreach efforts (and others who reached out to us) touched on a number of themes including stockholders’ desire that a meaningful portion of long-term incentive value continue to be allocated to equity awards that are based on longer-term performance goals with a strong rationale and linkage to our business strategy. The changes to our executive compensation that were approved in 2017, including those described below and on page 28 of this proxy statement, were consistent with the common themes expressed by our stockholders and generally have been viewed very favorably by investors because they reinforce the performance-oriented structure of our program:

A substantial majority (70%) of our long-term incentive opportunity is allocated to performance-based equity awards, with the remaining 30% providing balance to the program through time-based awards with 3-year cliff vesting for retention purposes.

All of our performance-based equity awards are now tied to financial goals over a 3-year period (2018-2020) that are key to the execution of our business transformation and valued by stockholders.

We are providing our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2017, and are asking stockholders to vote to adopt the following resolution:

RESOLVED, that the stockholders of Teradata Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2018 annual meeting of stockholders.

62	2018 PROXY STATEMENT

Advisory (Non-Binding) Vote on Executive Compensation

This say-on-pay proposal vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. As an advisory vote, this proposal is non-binding. However, the board and our Compensation and Human Resource Committee, which is responsible for designing and overseeing the administration of our executive compensation program, values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our executive officers.

The Board of Directors recommends that you vote FOR this proposal.

Proxies will be so voted unless stockholders specify otherwise in their proxies. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote. Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard. To the extent there is any significant vote against our executive compensation program, the Compensation and Human Resource Committee will evaluate whether any actions are necessary and appropriate to address stockholder concerns.

63

VOTE ON APPROVAL OF THE

TERADATA EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED AND RESTATED

(Item 3 on Proxy Card)

The Teradata Employee Stock Purchase Plan (the “ESPP”) was originally adopted effective as of September 30, 2007, and has been amended from time to time. On January 30, 2018, the Board of Directors amended and restated the ESPP, subject to stockholder approval as required, in order to:

•	Increase the number of shares of our common stock reserved for sale under the ESPP by 3,000,000 shares;

•	Extend the expiration date of the ESPP from January 31, 2022 to January 30, 2028; and

•	Allow the Company to change the length and frequency of purchase periods under the ESPP from twelve monthly purchase periods per year to any other purchase periods permitted for an employee stock purchase plan under Section 423 of the Internal Revenue Code, as amended, and, in the event that the Company changes the length of a purchase period, to correspondingly change the limit on the maximum number of shares of our common stock that may be acquired by a single employee during a single purchase period from 50,000 shares during a purchase period of not more than one calendar month to a number of shares equal to 50,000 multiplied by the number of full calendar months in the purchase period.

Stockholders are being asked to approve the ESPP in order to allow the ESPP to continue to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, as amended (“IRC Section 423”). The Board of Directors believes that the ESPP continues to be an important part of our compensation program, by promoting broad-based ownership of our common stock and helping to align the interests of our employees with those of our stockholders.

The Board of Directors recommends that you vote FOR this proposal.

The complete text of the ESPP is attached as an Appendix to this proxy statement. The following summary of the plan does not purport to be complete and is qualified in its entirety by reference to said Appendix.

Summary of the Plan

The purpose of the ESPP is to provide eligible employees an opportunity to purchase our common stock through payroll deductions. It is intended to encourage ownership of our common stock to enable eligible employees to participate in the economic progress of Teradata during the term of the plan. The ESPP is intended to qualify as an “employee stock purchase plan” under IRC Section 423, although we may also make offerings under the ESPP that are not intended to qualify under IRC Section 423 for participating subsidiaries outside of the United States. The principal features of the ESPP are summarized below.

Administration

Subject to action by our board, the ESPP is administered by a committee of management, the Teradata Corporation Benefits Committee (the “Benefits Committee”), which has discretionary authority to interpret the ESPP, establish rules and regulations relating to the ESPP from time to time, and to make all other determinations necessary or advisable for the administration of the ESPP. A third party recordkeeper maintains an investment account for each participant with a record of the shares purchased by such participant.

64	2018 PROXY STATEMENT

Vote on Approval of the Teradata Employee Stock Purchase Plan as Amended and Restated

Shares Available

The maximum aggregate number of shares of our common stock that may be purchased under the ESPP, as amended and restated, is 7,000,000 shares (increased by 3,000,000 from the 4,000,000 previously authorized for issuance under the ESPP). As of the record date, there were 202,933 remaining shares available for issuance under the plan. The maximum aggregate number of shares will be subject to adjustment in the event of certain changes to our capital structure as described in the ESPP. The shares of our common stock purchased and issued under the ESPP will consist of authorized and unissued shares.

Eligibility

Generally, any person who is employed by Teradata or any of its designated subsidiaries on the first business day of a purchase period, and who is not deemed for purposes of IRC Section 423(b)(3)f to own stock possessing 5% or more of the total combined voting power or value of all classes of our stock or stock of a subsidiary, is eligible to participate in the ESPP. Certain part-time, temporary and leased employees are not eligible to participate in the ESPP. As of the date of this proxy statement, there are approximately 9,500 employees eligible to participate in the ESPP.

Participation and Payroll Deductions

Eligible employees may purchase shares of our common stock at below-market prices through payroll deductions during each purchase period, using amounts accumulated during such purchase period. As described above, the ESPP generally provides for monthly purchase periods, but the Benefits Committee may establish different purchase periods from time to time, within the limitations established under IRC Section 423. Eligible employees may elect to participate in the ESPP by executing a stock purchase agreement in accordance with procedures established by the Benefits Committee. The amount of the payroll deduction specified in a stock purchase agreement must be a whole percentage between 1% and 10% of the employee’s compensation (before withholding or other deductions) paid during the purchase period by Teradata or any of our subsidiaries.

Deduction Changes and Withdrawal

Employees may change their rate of payroll deduction in accordance with procedures established by the Benefits Committee and pursuant to Company policy. A participant may withdraw from participation in the ESPP at any time by filing a notice of withdrawal. Upon a participant’s withdrawal, the amount credited to his or her stock purchase account will be applied to the purchase of Teradata common stock on the next exercise date, which occurs on the last business date of the purchase period. A participant who withdraws from the ESPP may again become a participant by executing a new stock purchase agreement.

Purchase of Shares

Funds held in a participant’s account on the last business day of each purchase period will be used to purchase shares of Teradata common stock at a purchase price equal to 85% of the average of the reported highest and lowest sale prices of shares of Teradata common stock on the NYSE on the last day of the purchase period. The average of the reported highest and lowest sale prices of our common shares as reported on the NYSE on February 20, 2018 was $36.60. Any dividends on shares purchased and held in a participant’s account would be credited to the participant’s account and would be used to purchase additional shares on the next purchase date, unless the participant elects not to have such dividends reinvested.

Limitation on Purchase of Shares

A participant may not purchase more than 50,000 shares of our common stock under the ESPP during any purchase period of not more than one calendar month. If the Benefits Committee establishes a purchase period of more than one calendar month, the maximum number of shares of our common stock that a participant may purchase during that purchase period will not exceed 50,000 multiplied by the number of full months in the purchase period (for example, a participant could not acquire more than 300,000 shares of our common stock under the ESPP during a six-month purchase period). The number of shares that may be purchased under the ESPP is also subject to applicable limitations under IRC Section 423, so that no participant may purchase shares under the ESPP if such shares, together with common stock purchased by such participant under all other “employee stock purchase plans,” as defined in IRC Section 423(b), would have a fair market value in excess of $25,000 per calendar year.

65

Vote on Approval of the Teradata Employee Stock Purchase Plan as Amended and Restated

Termination of Employment

When a participant ceases to be our employee for any reason, the amount credited to the participant’s stock purchase account on the date of termination will be used to purchase shares of our common stock on the next applicable purchase date.

Amendment and Termination of the ESPP

Our Board of Directors may amend the ESPP at any time and in any respect, provided that, without approval of our stockholders, no amendment may increase the number of shares of our common stock reserved for purchase under the ESPP or reduce the purchase price per share below the purchase price specified pursuant to the ESPP. As amended and restated, the ESPP will continue in effect through January 30, 2028, unless the Board of Directors terminates the ESPP prior to that date. Upon termination or expiration of the ESPP, the entire amount credited to the stock purchase account of each participant shall be refunded to such participant.

Federal Income Tax Consequences

The following is a summary of certain federal income tax consequences under the ESPP, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the ESPP. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Generally, the ESPP is intended to be an “employee stock purchase plan” within the meaning of IRC Section 423. With respect to offerings of common stock intended to qualify under IRC Section 423, an eligible employee who elects to participate in the ESPP will not recognize any taxable income at the time shares are purchased under the ESPP for the employee.

If the participant disposes of the shares purchased under the ESPP more than two years after the date of grant of the ESPP purchase option and more than one year after the applicable exercise date and the amount realized exceeds the purchase price, the participant will recognize compensation taxable as ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the exercise date over the purchase price, and (ii) the amount realized on such disposition over the purchase price. The participant’s cost basis in the shares will be increased by the amount of ordinary income recognized by the participant. In addition, if the amount realized on such disposition exceeds the fair market value of the shares on the exercise date, such excess will be taxed as long-term capital gain. If the amount realized on such disposition is less than the purchase price of the shares under the ESPP, the participant will recognize long term capital loss in the amount of the difference between the purchase price and the amount realized. We will not be entitled to any deduction with respect to a disposition of the shares occurring under these circumstances.

If the participant disposes of the shares purchased under the ESPP within two years after the date of grant of the ESPP purchase option or within one year after the applicable exercise date, the participant will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the applicable exercise date over the purchase price of the shares under the ESPP. The participant’s cost basis in the shares will be increased by the amount of the ordinary income recognized by such participant. In addition, upon such disposition of the shares, the participant will recognize capital gain or loss equal to the difference between the amount realized on such disposition and the participant’s cost basis in the shares, as so increased. We will not be entitled to any deduction with respect to the amount recognized by such participant as a capital gain.

Future Benefits Under the ESPP

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate and election of the level of payroll deductions. As a result, the amount of future benefits under the ESPP cannot be determined at this time.

66	2018 PROXY STATEMENT

Vote on Approval of the Teradata Employee Stock Purchase Plan as Amended and Restated

Registration with the SEC

Promptly following approval of the amended and restated ESPP by our stockholders, the Company intends to file a Registration Statement on Form S-8 with the SEC relating to the additional 3,000,000 shares reserved for issuance under the ESPP.

Equity Compensation Plan Information as of December 31, 2017

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
	(a)(1)	(b)	(c)(2)
Equity compensation plans approved by security holders	$5,372,528	$37.63	$7,092,801
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	$5,372,528	$37.63	$7,092,801

(1)	Column (a) represents the number of shares of our common stock that may be issued in connection with the exercise of outstanding stock options granted under the Teradata Corporation 2007 Stock Incentive Plan and Teradata 2012 Stock Incentive Plan.

(2)	Column (c) represents the aggregate number of shares of our common stock available for issuance under the Teradata 2012 Stock Incentive Plan (6,896,562) and the ESPP (196,239), other than shares available for issuance in connection with the exercise of outstanding stock options.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. Proxies solicited by the board will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

67

DIRECTORS’ PROPOSAL TO RATIFY THE

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

(Item 4 on Proxy Card)

The Audit Committee of the Board of Directors, which is composed entirely of independent directors, appointed PricewaterhouseCoopers (“PwC”) as our independent registered public accounting firm for 2018 to audit our consolidated financial statements. The board has approved this appointment and, as a matter of good corporate governance, is asking you to ratify this appointment.

In determining whether to reappoint PwC as our independent auditor, the Audit Committee considers, among other things, the length of time PwC has been engaged, in addition to considering the quality of the discussions with the independent auditor and an assessment of past performance of PwC. The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•	PwC’s historical and recent performance on the Teradata audit;

•	PwC’s capability and expertise in handling the breadth and complexity of our worldwide operations;

•	The appropriateness of PwC’s fees for audit and non-audit services;

•	PwC’s independence;

•	The potential impact of changing auditors; and

•	PwC’s tenure as our independent auditor, including the benefits of having a long-tenured auditor and controls and processes that help ensure PwC’s independence.

Based on its “Pre-Approval Policy” (as defined on page 70 of this proxy statement) and applicable SEC rules and guidance, the Audit Committee has considered whether the provision of the tax and other non-audit services described below under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PwC’s independence and concluded that it was. Based on its review of the above factors, the Audit Committee believes that it is in the best interests of Teradata and our stockholders to retain PwC as our independent registered public accounting firm for 2018.

PwC has been our independent registered public accounting firm since 2007. The firm is considered a leader in providing audit services to the high-technology industry. The board believes that PwC is well-qualified to serve as our independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where we do business, and quality audit work in serving us. PwC rotates its audit partners assigned to audit us at least once every five years in accordance with SEC rules, and the Audit Committee oversees the selection of PwC’s lead engagement partner. In addition, the Audit Committee has placed restrictions on our ability to hire any employees or former employees of PwC or its affiliates.

Representatives of PwC will be at the annual meeting to answer questions, and they may also make any statement they wish at the meeting.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. If the stockholders do not approve this proposal, the Audit Committee and the Board of Directors will reconsider the appointment, but may decide to maintain its appointment of PwC. Proxies solicited by the board will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

68	2018 PROXY STATEMENT

BOARD AUDIT COMMITTEE REPORT

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. A more detailed discussion of the factors considered by the Audit Committee in appointing PwC as Teradata’s independent auditor is found on page 68 of this proxy statement.

In the course of fulfilling its oversight responsibilities for the Company, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2017, as well as quarterly earnings releases and quarterly reports on Form 10-Q, and, together with the Board of Directors, has reviewed and discussed the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and this proxy statement. In addition, as part of their oversight responsibility, the Audit Committee members have reviewed and discussed with management the adequacy and effectiveness of the Company’s internal control over financial reporting. PwC has also discussed with the Audit Committee significant matters regarding internal control over financial reporting that have come to its attention during the course of its audit of the consolidated financial statements. The Audit Committee also discussed with the Company’s management the process used for certifications by the Company’s Chief Executive and Chief Financial Officers for the Company’s quarterly and year-end filings with the SEC, as well as the clarity and completeness of the Company’s financial disclosures. Further, the Audit Committee discussed with PwC the matters required to be discussed under the Public Company Accounting Oversight Board (PCAOB), Auditing Standard No. 1301 (Communications with Audit Committees). These matters include: (i) the overall scope and plans for PwC’s independent audit as well as approval of the terms of PwC’s engagement letter; (ii) review of Teradata’s internal audit plan; (iii) review of PwC’s audit strategy and approach, including accounting policies, practices and estimates; and (iv) PwC’s evaluation of our financial reporting and other key findings related to the audit. The Audit Committee also has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from management and the Company. Pages 17 to 18 of this proxy statement contain a detailed listing of the Audit Committee’s areas of responsibility.

The Audit Committee met in executive session periodically in 2017 with PwC, the Company’s Chief Financial Officer, Vice President of Enterprise Risk and Assurance Services, and Chief Ethics & Compliance and Privacy Officer, each of whom has unrestricted access to the committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Dated: February 20, 2018

The Audit Committee:

David E. Kepler, Chair

Timothy C.K. Chou, Member

Cary T. Fu, Member

69

FEES PAID TO INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The following table presents the fees accrued or billed for professional audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the audit of our consolidated financial statements for fiscal years 2017 and 2016, as well as the worldwide fees accrued or billed for other services rendered by PwC in 2017 and 2016.

NAME	2017 ($)		2016 ($)

Audit Fees	2,543,292	(1)	2,253,241	(2)

Audit-Related Fees	450,000	(3)	64,075

Tax Fees	75,000	(4)	50,000	(5)

All Other Fees	4,500	(6)	4,500	(6)

Total Fees	3,072,792		2,371,816

(1)	Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $153,292 for the 2016 statutory audits of the financial statements of select foreign subsidiaries.

(2)	Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $154,289 for the 2015 statutory audits of the financial statements of select foreign subsidiaries.

(3)	Includes fees related to the Company’s adoption of the new revenue recognition accounting standard as of January 1, 2018.

(4)	Includes tax fees for consulting work related to the U.S. Tax Cuts and Job Act of 2017.

(5)	Includes tax fees for state tax consulting work.

(6)	Includes license fees for PwC software products used to assist in conducting accounting research and other service tools.

The Audit Committee has adopted policies and procedures regarding its pre-approval of the audit, audit-related, tax and all other non-audit services to be provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries (the “Pre-Approval Policy”). This policy is designed to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Under the Pre-Approval Policy, at the beginning of each fiscal year, the Audit Committee will review the services proposed by management and our independent registered public accounting firm to be provided during that year. The Audit Committee will then provide its pre-approval based on the limitations set forth in the Pre-Approval Policy. These limitations include the following:

•	In no case should we or any of our consolidated subsidiaries retain our independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•	Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of our independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•	The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by us in a fiscal year be less than one-to-one.

•	The Audit Committee will not permit the exclusive retention of our independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee, and updated on a quarterly basis by the Audit Committee at its

70	2018 PROXY STATEMENT

Fees Paid to Independent Registered Public Accounting Firm

regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

•	Our Chief Accounting Officer will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries.

•	Back-up documentation will be provided as appropriate to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by our independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•	Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by our Chief Financial Officer, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed. The Chair shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, tax and all other non-audit services provided by PwC to us, and the fees charged for such services, will be actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for us. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. All services provided by PwC in the fiscal years 2017 and were pre-approved by the Audit Committee.

71

OTHER MATTERS

The Board of Directors does not know of any matters that will be brought before the 2018 annual meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will have authority to vote on such matters in their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks and brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notice of Internet Availability of Proxy Materials (“Notice”) with respect to two or more stockholders sharing the same address by delivering one annual report, proxy statement and Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Teradata’s stockholders will be “householding” our proxy materials. A single annual report, proxy statement and/or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the annual report, proxy statement or Notice, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will remove you from the householding program within 30 days after receipt of this request and will mail you a separate copy of the annual report, proxy statement, and Notice. Stockholders who hold their stock through a bank or broker and currently receive multiple copies of the annual report, proxy statement or Notice at their address and would like to request “householding” of their communications should contact their bank or broker.

72	2018 PROXY STATEMENT

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the annual meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Okapi Partners LLC to assist in the solicitation of proxies, at an estimated cost of $13,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of our common stock.

Procedures for Stockholder Proposals and Nominations

Under our bylaws, nominations for directors at an annual meeting may be made only by (i) the Board of Directors or a committee of the board, or (ii) a stockholder entitled to vote who has delivered notice to us within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws.

Proxy Access

Our bylaws permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.

In general, a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that such stockholder(s) and nominee(s) satisfy the requirements set forth in our bylaws, which generally include the following three conditions.

1	2	3
a single stockholder, or qualified group of up to 20 stockholders 3% for 3 years owning three percent outstanding stock for at least three consecutive years	the individual or qualified group may submit up to 20% of the directors then in office (after giving effect to reduction in board size before the meeting) but in no case less than one nominee	stockholders and nominees who satisfy the requirements specified by our Bylaws are included in the proxy statement

To be timely for our 2018 annual meeting of stockholders, the proposal must be received by our Corporate Secretary at the Company’s address provided on page 20 of this proxy statement no sooner than October 10, 2018 and no later than the close of business on November 9, 2018. For additional information regarding the Company’s proxy access provisions, please refer to the bylaws.

Advance Notice Procedure

Our bylaws also provide that business may not be brought before an annual meeting unless it is (i) specified in our proxy materials (i.e., proposals brought by the Board of Directors and stockholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8), (ii) brought before the meeting by or at the direction of the

73

Additional Information

board, or (iii) brought by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the bylaws) within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws. In order to include a proposal in our notice of meeting and proxy materials pursuant to SEC Rule 14a-8, you must comply with the requirements of that rule.

A copy of the full text of our bylaws may be obtained upon written request to the Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342. A copy of our bylaws, which were last amended by the Board of Directors on July 26, 2016, is also available on our corporate governance website at http://www.teradata.com/articles-and-bylaws.

Stockholder Proposals for 2019 Annual Meeting

To include a stockholder proposal in our 2019 notice of meeting and proxy materials pursuant to SEC Rule 14a-8, a stockholder must satisfy all applicable requirements of that rule, and the proposal must be received by our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342, no later than November 6, 2018. To present any other proposal at the 2019 annual meeting of stockholders, or to nominate a candidate for director election at the 2019 annual meeting, a stockholder must submit an advance written notice of such proposal and/or nomination (as applicable) to us that complies with certain requirements set forth in our bylaws. Such advance written notice must be received by our Corporate Secretary at the address provided above no sooner than the close of business on December 31, 2018, and no later than the close of business on January 30, 2019.

74	2018 PROXY STATEMENT

OTHER GENERAL INFORMATION

Who may vote at the meeting?
Only stockholders of record may vote at the meeting. A stockholder of record is a stockholder as of the close of business on February 20, 2018, the record date for the meeting. On the record date, there were 120,912,043 shares of common stock outstanding,

How many votes do I have?

For each share of common stock you own, you are entitled to cast one vote on each director candidate submitted for election and to cast one vote on each other matter properly brought before the meeting,

When will I receive my proxy materials?

Proxy materials for the 2018 annual meeting of stockholders are being made available in printed form on or about March 9, 2018. They will be available online on or about March 12, 2018.

How do I access my proxy materials?

Notice and Access. Proxy materials (including our 2017 annual report, notice of the 2018 annual meeting of stockholders and proxy statement, and proxy card) are being made available via the Internet pursuant to the “notice and access” rules of the SEC. A Notice of Internet Availability of Proxy Materials (“Notice”) is being mailed to most of our record and beneficial stockholders. The Notice includes instructions on how to access the proxy materials on the Internet or request printed copies of these materials. To receive future proxy materials by mail or email, follow the instructions included with the Notice. If you previously elected to receive materials via mail or email delivery, you will not receive the Notice, but you will receive your materials via the delivery method you requested.

Electronic Delivery. At their request, many stockholders are receiving an email providing them with links to receive the Notice and Internet access to the proxy materials rather than receiving a printed copy of the Notice or printed proxy materials.

Paper Copies. If you have previously requested paper copies of your proxy materials, or are otherwise required to receive paper copies, you will receive the 2018 proxy materials, including notice of the meeting, in printed form unless you consent to receive these documents electronically in the future.

How do I receive my proxy materials electronically?

If you are a stockholder of record (i.e., you directly own your common stock through an account with our transfer agent, Computershare Investor Services), you can choose to access your Teradata proxy materials electronically and save the cost of producing and mailing a Notice and other documents by following the instructions provided at https://www.investordelivery.com or by following the prompt if you choose to authorize your proxy over the Internet. You must provide your sixteen-digit control number listed on your Notice or proxy card to make this election.

Your election to receive proxy materials by electronic access will remain in effect until you revoke your consent at https://www.proxyvote.com, or your consent is deemed to be revoked under applicable law. You must provide your sixteen-digit control number to revoke your consent.

If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), please review the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Please keep in mind that choosing electronic delivery saves the Company and its stockholders money and preserves natural resources

75

Other General Information

How do I obtain a separate set of proxy materials?

To save costs, only one set of proxy materials is being printed and mailed to stockholders who have requested printed copies and share an address, unless otherwise requested or required under applicable law. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the Notice and/or proxy materials, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will mail you a separate copy of the proxy materials and will remove you from the householding program within thirty days after receipt of this request.

How can I vote my shares of Teradata stock?

Your vote is important. Your shares can be voted at the annual meeting only if you are a record stockholder and present in person or represented by proxy. Even if you plan to attend the meeting, we urge you to authorize your proxy in advance. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the annual meeting regardless of whether you attend in person.

If you are a stockholder of record, please authorize your proxy electronically by going to the https://www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your Notice and proxy card. Please have your Notice or proxy card in hand when going online or calling. If you authorize your proxy via the Internet, you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

If you hold your shares beneficially through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How do I revoke my proxy for the annual meeting?

You may revoke your proxy at any time before it is voted at the meeting by:

•  properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);

•  voting by ballot at the meeting; or

•  sending a written notice of revocation to the inspectors of election in care of our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342.

What if I want to vote in person at the meeting?

The method by which you vote and authorize your proxy will in no way limit your voting rights if you later decide to vote in person at the meeting. If you beneficially own your shares through a nominee (such as a bank or broker), you must obtain a proxy executed in your favor from your nominee to be able to vote at the meeting

What are the requirements for ensuring that my shares are voted by proxy at the meeting?

Your shares will be voted at the meeting as directed by the instructions on your proxy card, voting instructions or electronic proxy if (1) you are entitled to vote, (2) your proxy was properly executed or properly exercised electronically, (3) we received your proxy prior to the voting deadlines for the annual meeting (April 16, 2018 at 11:59 p.m. for record stockholders who do not vote at the meeting, such time as directed by the nominee for beneficial owners, and April 12, 2018 for participants in our 401(k) savings plan), and (4) you did not revoke your proxy prior to or at the meeting.

76	2018 PROXY STATEMENT

Other General Information

How do I vote the shares I hold in the Teradata 401(k) savings plan?

If you are a participant in the Teradata 401(k) savings plan, your proxy includes the number of Teradata common stock units (share interests) allocated to your plan account. You may instruct the trustee how to vote the number of share interests allocated to your plan account. The trustee will vote the share interests allocated to your plan account in accordance with your instructions. If you do not vote your share interests in the Teradata 401(k) savings plan, the trustee will vote the unallocated share interests, as well as any allocated share interests held by the plan, in the same proportion as the share interests for which it received timely voting instructions.

What is considered a quorum to conduct the annual meeting?

To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of a majority of our shares of common stock outstanding on the record date, which is the close of business on February 20, 2018. Shares of common stock represented in person or by proxy (including shares that abstain with respect to a particular proposal to be voted upon and “broker non-votes”) will be counted as present for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

How many votes are required to approve each item?

With respect to Proposal 1 (the election of directors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on the election of directors is required to elect each director.

With respect to Proposal 2 (the advisory “say-on-pay” vote on executive compensation), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such question is required to adopt this advisory resolution in accordance with Teradata’s bylaws. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard.

With respect to Proposal 3 (the approval of the amended and restated Teradata Employee Stock Purchase Plan), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to approve the plan.

With respect to Proposal 4 (the ratification of the appointment of the Company’s independent auditors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to ratify the appointment.

Abstentions effectively count as votes “against” the adoption of a proposal and the election of a director. Moreover, if you do not instruct your nominee (such as your bank or broker) how to vote your shares with respect to the election of directors, the advisory vote on executive compensation, and the approval of the amended and restated Teradata Employee Stock Purchase Plan, the nominee may not vote on these proposals. However, broker “non-votes” will have no effect on the outcome of the vote for any proposal or the election of any director. Broker “non-votes” occur when a nominee returns a properly executed proxy but does not vote on a particular item because the nominee has not received voting instructions from the beneficial owner and, therefore, does not have the authority to vote on a proposal.

How does the Board recommend that I vote my shares?

The Teradata Board of Directors recommends that you vote:

•  FOR the election of each of the four Class II director nominees, Ms. Bacus and Messrs. Chou, Ringler and Schwarz (see page 4);

•  FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (see page 62);

•  FOR the approval of the amended and restated Teradata Employee Stock Purchase Plan (see page 64); and

•  FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018 (see page 68).

If you submit your proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by our board. As discussed above, if you hold your shares beneficially through a nominee (such as a bank or a broker) and fail to provide specific voting instructions to that nominee, your shares will not be voted in the election of directors, the advisory “say-on-pay” vote on executive compensation, or the approval of the amended and restated Teradata Employee Stock Purchase Plan.

77

Other General Information

What do I need to do if I want to attend the annual meeting?

If you plan to attend the meeting in person, please send an email to us at investor.relations@teradata.com to request a meeting reservation request form. You may attend the meeting if you are a stockholder of record, hold a proxy for a stockholder of record, or are a beneficial owner of our common stock with evidence of ownership. If you are a beneficial owner (i.e., you hold your common stock through a nominee such as a bank or broker), please include evidence of your ownership of common stock with the form (such as an account statement showing you own Teradata common stock as of the record date). If you do not have a reservation for the meeting, you may still attend if we can verify your stock ownership at the meeting.

We will include the results of the votes taken at the meeting, as well as the frequency with which the Company intends to conduct the say-on-pay vote in light of the results of the advisory frequency vote, in a Form 8-K filed with the SEC within four business days after the date of the annual meeting or any adjournment or postponement thereof. You may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342.

The above notice and proxy statement are sent by order of the Board of Directors.

Laura Nyquist

General Counsel and Secretary

Dated: March 6, 2018

78	2018 PROXY STATEMENT

APPENDIX A

TERADATA EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED ON JANUARY 30, 2018)

1.    Purpose

The Teradata Employee Stock Purchase Plan (“Plan”) provides Eligible Employees with an opportunity to purchase Teradata Common Stock through payroll deductions and is intended as an employment incentive and to encourage ownership of Teradata Common Stock to enable Eligible Employees to participate in the economic progress of Teradata Corporation (“Teradata”) during the term of the Plan.

The Company intends to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code. Notwithstanding the forgoing, the Company may make Offerings under the Plan that are not intended to qualify under Section 423 of the Code to the extent deemed advisable for Designated Subsidiaries outside the United States (“Non-423 Component”). Furthermore, the Company may make separate Offerings under the Plan, each of which may have different terms, but each separate Offering will be intended to comply with the requirements of Section 423 of the Code.

This Plan was originally adopted effective as of September 30, 2007, and has since been amended from time to time. The Plan was most recently amended and restated on January 31, 2012 and approved by the Company’s stockholders on April 20, 2012. The Plan is further amended and restated as set forth herein as of January 30, 2018 (the “2018 Restatement Date”), subject to approval by the Company’s stockholders.

2.    Definitions

2.1    “Affiliate” means any person that directly, or through one or more intermediaries, controls, or is controlled by, or under common control with, the Company.

2.2     “Beneficiary” has the meaning set forth in Section 15.

2.3    “Benefits Committee” means the Teradata Corporation Benefits Committee.

2.4    “Board of Directors” means the Board of Directors of the Company.

2.5    “Code” means the Internal Revenue Code of 1986, as amended.

2.6    “Company” means Teradata Corporation, a Delaware corporation.

2.7    “Compensation” means the total amount received by a Participant from the Company or a Subsidiary as salary, wages, bonus or other remuneration including (i) overseas premium pay, (ii) appropriate commission or other earnings by sales personnel, (iii) overtime pay, (iv) payments for cost-of-living increases, and (v) sick pay, but excluding retention and work completion bonuses and contributions of the Company or a Subsidiary to an employee benefit plan thereof.

2.8    “Continuous Service” means the length of time an Employee has been in the continuous employ of the Company and/or a Subsidiary and/or an Affiliate.

2.9    “Designated Subsidiary” means a Subsidiary which shall have been designated by the Chief Executive Officer or the Benefits Committee of the Company to participate in the Plan; provided, that any such designation may be revoked in like manner at any time.

2.10    “Eligible Employees” means only those persons who on an Offering Date: (i) are Employees of the Company or a Designated Subsidiary, and (ii) are not deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary or the parent of the Company, if any. With respect to Offerings made under the Non-423 Component of the Plan, the definition of “Eligible Employee” may be further limited.

2.11    “Employees” means all persons employed by the Company or a Subsidiary, and unless otherwise prohibited by applicable law, excludes those persons whose customary employment is 20 hours or less per week and/or whose customary employment is for five months or less in any calendar year. “Employee” does not include leased

A-1

Appendix A

employees within the meaning of Section 414(n) of the Code, and does not include “payroll service or agency employees” as defined in the following sentence. “Payroll service or agency employee” means an individual (i) for whom the direct pay or compensation with respect to the performance of services for the Company or any Subsidiary or Affiliate is paid by any outside entity, including but not limited to a payroll service or temporary employment agency rather than by the Teradata internal corporate payroll system, or (ii) who is paid directly by the Company or any Subsidiary or Affiliate, but not through an internal corporate payroll system (e.g., through purchase order accounts). The determination whether an individual is a “payroll service or agency employee” shall be made solely according to the method of paying the individual for services, without regard to whether the individual is considered a common law employee of the Company for any other purpose, and such determination will be within the discretionary authority of the plan administrator.

2.12    “Exercise Date” means the last business day of each Purchase Period.

2.13    “Investment Account” has the meaning set forth in Section 12.

2.14    “Teradata Common Stock” means shares of common stock, par value $0.01, of Teradata.

2.15    “Offering” means the offering of shares of Teradata Common Stock to Eligible Employees pursuant to the Plan.

2.16    “Offering Date” means the first business day of each Purchase Period.

2.17    “Participant” means an Eligible Employee who elects to participate in the Plan.

2.18    “Payroll Department” means the department of the Company or a Subsidiary from which a Participant’s Compensation is disbursed.

2.19    “Plan” means this Teradata Employee Stock Purchase Plan.

2.20    “Purchase Period” means each calendar month during the term of the Plan, or such other period, as may be determined in the discretion of the Benefits Committee from time to time (but in no event will any Purchase Period be longer than maximum period permitted for an employee stock purchase plan under Section 423 of the Code).

2.21    “Recordkeeper” means the third party administrator that maintains records for the Plan.

2.22    “Subsidiary” means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock.

3.    Shares

The aggregate number of shares of Teradata Common Stock which may be purchased under the Plan shall not exceed a total of seven million (7,000,000). Notwithstanding the foregoing, the aggregate number of shares is subject to adjustment in accordance with Section 20 hereof. Shares issued under the Plan will consist of authorized and unissued shares.

4.    Offering

Each Eligible Employee on an Offering Date shall be entitled to purchase, in the manner and on the terms herein provided, shares of Teradata Common Stock at the Purchase Price set forth in Section 8 hereof with amounts withheld pursuant to Section 6 hereof during the Purchase Period in which such Offering Date occurs.

Anything herein to the contrary notwithstanding, if any person entitled to purchase shares pursuant to any Offering hereunder would be deemed, for the purposes of Section 423(b)(3) of the Code, to own stock (including any number of shares which such person would be entitled to purchase hereunder and under any other similar plan or stock option plan of the Company, the parent of the Company or any Subsidiary) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the parent of the Company or a Subsidiary, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock of the Company, the parent of the Company or a Subsidiary which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5% and any balance remaining in such person’s account to purchase shares of Teradata Common Stock under this Plan (“Stock Purchase Account”) shall be refunded.

A-2	2018 PROXY STATEMENT

Appendix A

5.    Entry Into the Plan; Stock Purchase Agreements

Any Eligible Employee may become a Participant in the Plan by filing a stock purchase agreement (a “Stock Purchase Agreement”) in accordance with procedures established by the Benefits Committee. Once an Eligible Employee has filed a Stock Purchase Agreement and become a Participant in the Plan, he shall remain a Participant until he withdraws from the Plan in accordance with Section 13 hereof, and he shall not be required to file a Stock Purchase Agreement for any succeeding Offering until he withdraws from the Plan.

A Participant may change his level of payroll deduction in accordance with procedures established by the Benefits Committee.

6.    Payment for Shares; Payroll Deductions

Payment for shares of Teradata Common Stock purchased hereunder shall be made by authorized payroll deductions from a Participant’s Compensation pursuant to this Section.

In his Stock Purchase Agreement, a Participant shall authorize a deduction from each payment of Compensation during a Purchase Period of an amount equal to any full percentage of such payment; provided, however, that the minimum deduction shall be 1% and the maximum deduction shall be 10% of any payment of Compensation.

A Participant on an unpaid leave of absence will remain a Participant in the Plan but no amounts will be credited to the Participant’s Stock Purchase Account during the time the Participant receives no Compensation.

7.    Payroll Deductions

Amounts deducted from a Participant’s Compensation pursuant to Section 6 hereof shall be recorded by the Company and applied to the purchase of Teradata Common Stock hereunder. No interest shall accrue or be payable to any Participant with respect to any deducted amounts.

8.    Purchase Price

The Purchase Price per share of the shares of Teradata Common Stock sold to Participants hereunder shall be 85% of the average of the reported highest and lowest sale prices of shares of Teradata Common Stock on the New York Stock Exchange on the applicable Exercise Date. Should no sale of Teradata Common Stock occur on any Exercise Date, then the Purchase Price shall be determined on the basis of the sales of Teradata Common Stock on the first day prior thereto on which such sales were made. Anything herein to the contrary notwithstanding, the Purchase Price per share shall not be less than the par value of a share of Teradata Common Stock.

9.    Purchase of Shares; Limitation on Right to Purchase

As of each Exercise Date, each Participant shall be offered the right to purchase, and shall be deemed, without any further action, to have purchased, at the Purchase Price in United States dollars, the number of full shares of Teradata Common Stock which can be purchased with the amount credited to such Participant’s Stock Purchase Account. All such shares shall be maintained in Investment Accounts for the Participants. All dividends paid with respect to such shares shall be credited to the Participants’ Investment Accounts, and will be automatically reinvested in shares of Teradata Common Stock, unless the Participant elects not to have such dividends reinvested. Any remaining balance in a Participant’s Stock Purchase Account not used to purchase full shares of Teradata Common Stock shall be applied to purchase shares of Teradata Common Stock on the next Exercise Date or, in the event that there is no next Exercise Date, shall be refunded to the Participant.

At the time a Participant’s payroll deduction amounts are used to purchase the Teradata Common Stock, he or she will have all of the rights and privileges of a stockholder of Teradata with respect to the shares purchased under the Plan.

Anything herein to the contrary notwithstanding, (i) a Participant may not purchase more than 50,000 shares of Teradata Common Stock through this Plan in any Purchase Period of not more than one calendar month (or, in the case of a Purchase Period longer than one calendar month, a Participant may not purchase more than the number of

A-3

Appendix A

shares of Teradata Common Stock equal to the product of 50,000 multiplied by the number of full calendar months in such Purchase Period); and (ii) if at any time when any person is entitled to complete the purchase of any shares pursuant to the Plan, taking into account such person’s rights, if any, to purchase stock under all other employee stock purchase plans of the Company, its parent and of any Subsidiaries, the result would be that during the then current calendar year such person would have first become entitled to purchase under the Plan and all such other plans a number of shares of stock which would exceed the maximum number of shares permitted by the provisions of Section 423(b)(8) of the Code, then the number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced by the number which is one more than the number of shares which represents the excess, and any remaining balance of the Participant’s payroll deductions shall be refunded.

10.    Expiration of Purchase Period

As of each Exercise Date the amount of payroll deductions for each Participant in the applicable Purchase Period shall be applied to purchase shares of Teradata Common Stock at the Purchase Price.

11.    Issuance of Shares

The shares of Teradata Common Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a stockholder shall exist with respect to such shares.

As soon as practicable after such Exercise Date, the Company shall cause a book entry to be registered in the street name of the Recordkeeper on behalf of the Participants, for the number of shares of Teradata Common Stock purchased by the Participants on such Exercise Date, as designated in the Participant’s Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof. The Benefits Committee shall have sole discretion to adopt rules governing the registration of shares purchased hereunder, and may restrict the types of designations permitted under a Participant’s Stock Purchase Agreement.

12.    Investment Accounts Maintained by Recordkeeper

The Recordkeeper shall maintain an Investment Account for each Participant with a record of the shares purchased by the Participant. The Participant may at any time direct the Recordkeeper to (i) sell some or all of the shares credited to his Investment Account and deliver the cash in U.S. currency to the Participant, subject to any applicable delivery or transfer charge or (ii) provide the Participant a notice of issuance of uncertificated shares reflecting some or all of the whole shares credited to his Investment Account.

13.    Withdrawal

A Participant may withdraw from the Plan at any time by filing notice of withdrawal. Upon a Participant’s withdrawal, the amount credited to his Stock Purchase Account shall go toward the purchase of Teradata Common Stock on the next Exercise Date. Any Participant who withdraws from the Plan may again become a Participant hereunder in accordance with Section 5 hereof.

14.    Termination of Continuous Service

If a Participant’s Continuous Service terminates for any reason during a Purchase Period, the amount credited to his Stock Purchase Account as of the termination date shall be used to purchase shares of Teradata Common Stock pursuant to Section 9 hereof as of the next succeeding Exercise Date. The Participant may elect within 60 days of the date of his termination of employment to liquidate his Investment Account by either of the methods described in Section 12 or some combination of both. If the Recordkeeper receives no directions from the Participant within 60 days after his termination date, the Recordkeeper may deem that the Participant elected to retain ownership of the stock in the Participant’s own name and receive appropriate evidence of such ownership, and the Recordkeeper may proceed accordingly.

If a Participant transfers to part-time status during a Purchase Period, his payroll deductions for the Plan shall terminate as of the date of such transfer and the amount credited to his Stock Purchase Account as of the effective date of any such occurrence shall remain in the Stock Purchase Account until the Exercise Date. The Recordkeeper shall continue to maintain the Participant’s Investment Account.

A-4	2018 PROXY STATEMENT

Appendix A

15.    Death

If a Participant dies during a Purchase Period, the amount credited to his Stock Purchase Account as of the date of death shall be applied to the purchase of Teradata Common Stock on the Exercise Date.

The Recordkeeper shall transfer the Participant’s Investment Account to the executor or administrator of the Participant’s estate. If no executor or administrator is appointed (to the knowledge of the Company), the Company in its discretion may direct the Recordkeeper to transfer the Investment Account to the Participant’s spouse or to any one or more dependents of the Participant.

16.    Procedure if Insufficient Shares Available

In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Teradata Common Stock pursuant to Section 9 hereof would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the Benefits Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on such Exercise Date in order to eliminate such excess, the Plan shall automatically terminate immediately after such Exercise Date and any remaining balance credited to the Stock Purchase Account of each Participant shall be refunded to each such Participant.

17.    Rights not Transferable

Rights to purchase shares under the Plan are exercisable only by the Participant during his lifetime and are not transferable by him other than by will or the laws of descent and distribution. If a Participant attempts to transfer his rights to purchase shares under the Plan other than by will, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 13 hereof shall apply with respect to such Participant.

18.    Administration of the Plan

Subject to the general control of, and superseding action by, the Board of Directors, the Benefits Committee shall have full power to administer the Plan. It shall adopt rules not inconsistent with the provisions of the Plan for its administration. It shall adopt the form of Stock Purchase Agreement, all notices required hereunder, and any on the registration of certificates for shares purchased hereunder. Its interpretation and construction of the Plan and Rules shall, subject as aforesaid, be final and conclusive.

19.    Amendment of the Plan

The Board of Directors may at any time, or from time to time, alter or amend the Plan in any respect, except that, without approval of the stockholders of Teradata, no amendment may (i) increase the number of shares reserved for purchase under the Plan other than as provided in Section 20 hereof or (ii) reduce the Purchase Price per share as defined in Section 8 hereof.

20.    Recapitalization; Effect of Certain Transactions

The aggregate number of shares of Teradata Common Stock reserved for purchase under the Plan as provided in Section 3 hereof, the maximum number of shares which a Participant may purchase in any Purchase Period as provided in Section 9 hereof, and the calculation of the Purchase Price per share as provided in Section 8 hereof shall be appropriately adjusted to reflect a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, extraordinary cash dividend or other increase or decrease in the number of issued shares of Teradata Common Stock, effected without receipt of consideration by the Company. If Teradata shall merge or consolidate, whether or not Teradata is the surviving or resulting corporation in such merger or consolidation, any Offering hereunder shall pertain to and apply to shares of stock of Teradata or any shares issued in connection with such merger or consolidation in exchange for shares of stock of Teradata, unless prior to such merger or consolidation, the Board of Directors of the Company shall, in its discretion, terminate the Plan and/or any Offering hereunder. Notwithstanding the foregoing, a dissolution or liquidation of Teradata shall cause the Plan and any Offering hereunder to terminate and the entire amount credited to the Stock Purchase Account of each Participant thereunder shall be paid to each such Participant.

A-5

Appendix A

21.    Expiration and Termination of the Plan

The Plan shall continue in effect through the tenth anniversary of the 2018 Restatement Date unless terminated prior thereto pursuant to Section 16 or 20 hereof, or pursuant to the next succeeding sentence. The Board of Directors shall have the right to terminate the Plan or any Offering hereunder at any time. In the event of the expiration of the Plan or its termination or the termination of any Offering pursuant to the immediately preceding sentence, the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be refunded to each such Participant.

22.    Treatment of Fractional Shares

For any amounts of payroll deductions that are insufficient to purchase a whole share, the Recordkeeper may determine whether its standard practice will be to credit the Participants’ Investment Accounts with fractional shares or with the insufficient cash amount that will be carried over and applied to the next Purchase Period. If the Investment Accounts are credited with fractional shares, such fractional shares shall be cashed out when a Participant closes his or her Investment Account.

23.    Notice

Any notice which a Participant files pursuant to the Plan shall be in the appropriate form and shall be delivered by hand or mailed, postage prepaid, to such Participant’s Payroll Department.

24.    Repurchase of Stock

The Company shall not be required to repurchase from any Participant shares of Teradata Common Stock which such Participant acquires under the Plan.

25.    Use of Funds

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

26.    Alternate Contribution Methods

Anything herein to the contrary notwithstanding, in the event authorized payroll deductions from a Participant’s Compensation are not permitted by reason of the provisions of local law applicable to the Company or a Designated Subsidiary, or are not practicable in the opinion of the Benefits Committee, the appropriate alternative method pursuant to which affected Participants may make payment for shares of Teradata Common Stock purchased hereunder which would otherwise have been made pursuant to Section 6 hereof shall be designated by the Benefits Committee. Payments made hereunder shall be deemed to have been made pursuant to Section 6 hereof.

27.    Fees

The Recordkeeper may charge Participants reasonable transaction fees, as agreed by the Company.

[END OF DOCUMENT]

A-6	2018 PROXY STATEMENT

TERADATA CORPORATION 10000 INNOVATION DRIVE DAYTON, OH 45342

Your Internet or telephone proxy authorizes the proxyholders to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 16, 2018 (April 12, 2018 for participants in Teradata's 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Transmit your voting instructions via telephone up until 11:59 P.M. on April 16, 2018 (April 12, 2018 for participants in Teradata's 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help Teradata reduce the costs incurred printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years or go to www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35885-P00926-Z71612            KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERADATA CORPORATION

The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:
Vote on Directors
1. Election of Directors	For	Against	Abstain	Vote on Proposals		For	Against	Abstain
Class II Nominees:
1a. Lisa R. Bacus	☐	☐	☐	2.	An advisory (non-binding) vote to approve executive compensation.	☐	☐	☐

1b. Timothy C. K. Chou 1c. James M. Ringler	☐ ☐	☐ ☐	☐ ☐	3.	Approval of the amended and restated Teradata Employee Stock Purchase Plan.	☐	☐	☐
1d. John G. Schwarz	☐	☐	☐	4.	Approval of the ratification of the appointment of independent registered public accounting firm for 2018.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede and revoke this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

This proxy card confers on the proxyholders discretionary authority with respect to matters not known or determined at the time of the mailing of the notice of the 2018 Annual Meeting of Stockholders.

Please sign exactly as your name(s) appear(s)on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders

Teradata's 2018 Annual Meeting of Stockholders will be held at 8:00 a.m. local time on April 17, 2018, at the Hotel Nikko San Francisco, 222 Mason Street, San Francisco, California 94102. Please see your proxy statement for instructions should you wish to attend the meeting.

    Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E35886-P00926-Z71612

TERADATA CORPORATION Proxy/Voting Instruction Card
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR TERADATA’S 2018 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation ("Teradata" or the "Company"), hereby appoints Victor Lund, Mark Culhane and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata's Annual Meeting of Stockholders to be held in San Francisco, California on April 17, 2018, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders' sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company's 401(k) plan (the "Teradata Savings Plan") and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2018 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors' recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2018 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side.)